================================================================================



                     CONSTELLATION BRANDS, INC., as Issuer,
                          and its subsidiary guarantors
                               Barton Incorporated
                               Barton Brands, Ltd.
                               Barton Beers, Ltd.
                        Barton Brands of California, Inc.
                         Barton Brands of Georgia, Inc.
                               Barton Canada, Ltd.
                         Barton Beers of Wisconsin, Ltd.
                         Barton Distillers Import Corp.
                          Barton Financial Corporation
                             Monarch Import Company
                         Canandaigua Wine Company, Inc.
                  Constellation International Holdings Limited
                               Canandaigua Limited
                                Canandaigua B.V.
                       CBI Australia Holdings Pty Limited
                       Constellation Australia Pty Limited
                           Franciscan Vineyards, Inc.
                                 Allberry, Inc.
                             Cloud Peak Corporation
                                M.J. Lewis Corp.
                             Mt. Veeder Corporation
                      Roberts Trading Corp., as Guarantors

                                       AND

                      BNY MIDWEST TRUST COMPANY, as Trustee


                               -------------------


                                    INDENTURE


                     Dated as of __________________ __, 2003


                               -------------------





================================================================================

                           CONSTELLATION BRANDS, INC.

                    Reconciliation and Tie between Indenture
                                       and
                           Trust Indenture Act of 1939

Trust Indenture Act Section                                    Indenture Section
---------------------------                                    -----------------
310  (a)(1)...............................................11.5
     (a)(2)...............................................11.5
     (a)(3)...............................................Not applicable
     (a)(4)...............................................Not applicable
     (b)..................................................11.4, 11.5
311  (a)..................................................11.9(a), (c)
     (b)..................................................11.9(b), (c)
312  (a)..................................................4.6(d), 11.1
     (b)..................................................11.11
     (c)..................................................11.11
313  (a)..................................................11.10(a)
     (b)(i)...............................................Not applicable
     (b)(2)...............................................11.10(b)
     (c)..................................................11.10(c)
     (d)..................................................11.10(c)
314  (a)(1)...............................................4.6(a)
     (a)(2)...............................................4.6(b)
     (a)(3)...............................................4.6(c)
     (b)..................................................Not applicable
     (c)..................................................3.8
     (d)..................................................Not applicable
     (e)..................................................3.8
315  (a)..................................................11.1(a), (b)
     (b)..................................................11.3
     (c)..................................................11.1(a)
     (d)..................................................11.1(a), 11.1(b), 13.3
     (e)..................................................7.7
316  (a)(1)(A)............................................7.6, 13.3
     (a)(1)(B)............................................7.1, 7.5, 13.3
     (a)(2)...............................................Not required
     (b)..................................................7.7
317  (a)..................................................7.2
     (b)..................................................4.8
318  (a)..................................................3.4

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture.

                           CONSTELLATION BRANDS, INC.

                                    INDENTURE

                                TABLE OF CONTENTS

ARTICLE I             DEFINITIONS; TRUST INDENTURE ACT CONTROLLING.............1

         SECTION 1.1           Definitions.....................................1
         SECTION 1.2           Trust Indenture Act definitions controlling.....5

ARTICLE II            FORM, ISSUE AND REGISTRATION OF DEBT SECURITIES..........5

         SECTION 2.1           Forms generally and dating......................5
         SECTION 2.2           Amount unlimited; Issuable in series............6
         SECTION 2.3           Denominations...................................9
         SECTION 2.4           Execution of Debt Securities; Authentication...10
         SECTION 2.5           Issue of Debt Securities.......................12
         SECTION 2.6           Transfer of Debt Securities....................13
         SECTION 2.7           Persons deemed owners of Debt Securities.......13
         SECTION 2.8           Provisions for Debt Securities in
                               temporary form.................................13
         SECTION 2.9           Mutilated, destroyed, lost or stolen
                               Debt Securities................................14
         SECTION 2.10          Exchanges of Debt Securities...................14
         SECTION 2.11          Cancellation of surrendered Debt Securities....15
         SECTION 2.12          Payment of interest; Defaulted interest........15
         SECTION 2.13          Global Securities; Depositary..................16

ARTICLE III           MISCELLANEOUS PROVISIONS................................17

         SECTION 3.1           Rights under Indenture limited to the parties
                               and holders of Debt Securities.................17
         SECTION 3.2           Certificate of independent accountants
                               conclusive.....................................17
         SECTION 3.3           Treatment of Debt Securities owned or held by
                               the Company in determining required
                               percentages....................................18
         SECTION 3.4 Remaining provisions not affected by invalidity of any other provisions - required provisions of Trust Indenture Act of 1939 to control........................................18
         SECTION 3.5 Company released from Indenture requirements if entitled to have Indenture cancelled......................................18
         SECTION 3.6           Date of execution..............................19
         SECTION 3.7           Execution of documents furnished under the
                               Indenture......................................19
         SECTION 3.8           Officers' Certificate and Opinions of Counsel to
                               be furnished to Trustee........................19
         SECTION 3.9           Presentation of notices and demands............20
         SECTION 3.10          Successors and assigns bound by Indenture......20
         SECTION 3.11          Descriptive headings for convenience only......20
         SECTION 3.12          New York law to govern.........................20
         SECTION 3.13          Indenture may be executed in counterparts......20

ARTICLE IV            COVENANTS OF THE COMPANY................................21

         SECTION 4.1           Payment of Principal and interest..............21
         SECTION 4.2           Maintenance of office or agency................21

                                TABLE OF CONTENTS
                                  (continued)

                                                                            PAGE

         SECTION 4.3           Corporate existence............................21
         SECTION 4.4           Restrictions on mergers, sales and
                               consolidations.................................22
         SECTION 4.5           Further assurances.............................22
         SECTION4.6            File certain reports and information with the
                               Trustee and the Securities and Exchange
                               Commission - transmit to holders of Debt
                               Securities summaries of certain documents filed
                               with the Trustee - furnish list of holders of
                               Debt Securities to the
                               Trustee........................................22
         SECTION 4.7           File statement by officers annually with
                               the Trustee....................................23
         SECTION 4.8           Duties of Paying Agent.........................23

ARTICLE V             REDEMPTION OF DEBT SECURITIES; SINKING FUND.............24

         SECTION 5.1           Applicability of Article.......................24
         SECTION 5.2 Notice of redemption to be given to Trustee - deposit of cash (or other form of payment)
                               with Trustee - selection by Trustee of Debt
                               Securities to be redeemed......................24
         SECTION 5.3 Debt Securities called for redemption to become due - rights of holders of redeemed Debt Securities - return of funds on conversion.....................................26
         SECTION 5.4           Credits against sinking fund...................26
         SECTION 5.5           Redemption through sinking fund................27
         SECTION 5.6           Debt Securities no longer Outstanding after
                               notice to Trustee and deposit of cash..........28
         SECTION 5.7           Conversion arrangement on call for redemption..28

ARTICLE VI            SATISFACTION AND DISCHARGE OF INDENTURE.................29

         SECTION 6.1 Satisfaction and discharge of Indenture with respect to Debt Securities of any series.........................................29
         SECTION 6.2           Deposits for payment or redemption of Debt
                               Securities to be held in trust.................30
         SECTION 6.3           Repayment of moneys............................30

ARTICLE VII           REMEDIES UPON DEFAULT...................................31

         SECTION 7.1 Events of Default defined -- acceleration of maturity upon default -- waiver of default after acceleration.............................31
         SECTION 7.2 Covenant of Company to pay to Trustee whole amount due on default in payment of Principal or interest - Trustee may recover judgment
                               for whole amount due - application of moneys
                               received by the Trustee........................33
         SECTION 7.3           Trustee may enforce rights of action without
                               possession of Debt Securities..................35
         SECTION 7.4           Delays or omissions not to impair any rights
                               or powers accruing upon default................35
         SECTION 7.5 In Event of Default Trustee may protect and enforce its rights by appropriate proceedings - holders of majority in
                               aggregate Principal amount of Debt
                               Securities of a series may waive default.......36
         SECTION 7.6           Holders of majority in aggregate principal
                               amount of Debt Securities of any series
                               may direct exercise of remedies................36

                                TABLE OF CONTENTS
                                  (continued)

                                                                            PAGE

         SECTION 7.7           Limitation on suits by holders of Debt
                               Securities.....................................36
         SECTION 7.8 No Debt Securities owned or held by, for the account of or for the benefit of the Company to be deemed Outstanding for purpose of
                               payment or distribution........................37
         SECTION 7.9           Company and Trustee restored to former
                               position on discontinuance or abandonment
                               of proceedings.................................38

ARTICLE VIII          EVIDENCE OF ACTION BY HOLDERS OF DEBT SECURITIES........38

         SECTION 8.1           Evidence of action by holders of Debt
                               Securities.....................................38

ARTICLE IX            IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS
                      AND DIRECTORS...........................................39

         SECTION 9.1           Immunity of incorporators, stockholders,
                               officers, directors and employees..............39

ARTICLE X             MERGER, CONSOLIDATION, SALE OR LEASE....................39

         SECTION 10.1          Documents required to be filed with the
                               Trustee upon consolidation, merger, sale,
                               transfer or lease - execution of
                               supplemental indentures - acts of successor
                               corporation....................................39
         SECTION 10.2          Trustee may rely upon Opinion of Counsel.......41

ARTICLE XI            CONCERNING THE TRUSTEE..................................41

         SECTION 11.1          Acceptance of Trust - responsibilities of
                               Trustee........................................41
         SECTION 11.2          Trustee to be entitled to compensation -
                               Trustee not to be accountable for application
                               of proceeds - moneys held by Trustee to be
                               trust funds....................................44
         SECTION 11.3          Trustee to give holders of Debt Securities
                                notice of default.............................45
         SECTION 11.4          Trustee acquiring conflicting interest must
                               eliminate it or resign.........................45
         SECTION 11.5          Eligibility of Trustee.........................45
         SECTION 11.6          Resignation or removal of Trustee..............46
         SECTION 11.7          Acceptance by successor Trustee................47
         SECTION 11.8          Successor to Trustee by merger or
                               consolidation, etc.............................48
         SECTION 11.9          Limitations on right of Trustee as a
                               creditor to obtain payment of certain claims...48
         SECTION 11.10         Trustee to make annual report to holders
                               of Debt Securities - Trustee to make other
                               reports to holders of Debt Securities -
                               holders of Debt Securities to whom reports
                               to be transmitted..............................49
         SECTION 11.11         Preservation of information by Trustee -
                               Trustee to give certain information to
                               holders of Debt Securities upon application....49
         SECTION 11.12         Trustee may hold Debt Securities and
                               otherwise deal with Company....................50
         SECTION 11.13         Trustee may comply with any rule, regulation
                               or order of the Securities and Exchange
                               Commission.....................................51
         SECTION 11.14         Appointment of Authenticating Agent............51

ARTICLE XII           SUPPLEMENTAL INDENTURES.................................53

                                TABLE OF CONTENTS
                                  (continued)

                                                                            PAGE

         SECTION 12.1          Company and Trustee may enter into
                               supplemental indenture for special purposes....53
         SECTION 12.2          Modification of Indenture with consent of
                               holders of Debt Securities.....................54
         SECTION 12.3          Effect of supplemental indentures..............55
         SECTION 12.4          Supplemental indentures to conform to
                               Trust Indenture Act............................56
         SECTION 12.5          Notation on or exchange of Debt Securities.....56

ARTICLE XIII          CONVERSION OF DEBT SECURITIES...........................56

         SECTION 13.1          Applicability of Article.......................56
         SECTION 13.2          Right of holders of Debt Securities to
                               convert Debt Securities........................56
         SECTION 13.3          Issuance of shares of Capital Stock on
                               conversion.....................................57
         SECTION 13.4          No payment or adjustment for interest or
                               dividends......................................58
         SECTION 13.5          Adjustment of conversion rate..................58
         SECTION 13.6          No fractional shares to be issued..............61
         SECTION 13.7          Preservation of conversion rights upon
                               consolidation, merger, sale or conveyance......62
         SECTION 13.8          Notice to holders of Debt Securities of a
                               series prior to taking certain types of action.62
         SECTION 13.9          Covenant to reserve shares for issuance on
                               conversion of Debt Securities..................63
         SECTION 13.10         Compliance with governmental requirements......63
         SECTION 13.11         Payment of taxes upon certificates for
                               shares issued upon conversion..................64
         SECTION 13.12         Trustee's duties with respect to
                               conversion provisions..........................64

ARTICLE XIV           GUARANTEES..............................................64

         SECTION 14.1          Guarantee......................................64
         SECTION 14.2          Obligations of the Guarantors Unconditional....66
         SECTION 14.3          Execution of Guarantee.........................66
         SECTION 14.4          Withholding....................................66
         SECTION 14.5          Limitation of Guarantee........................67
         SECTION 14.6          Release of Guarantee...........................67

         INDENTURE dated as of the _____ day of ____________________, 2003, among Constellation Brands, Inc., a Delaware corporation (hereinafter called the "Company"), the wholly-owned subsidiaries of the Company set forth on the signature page hereto (such wholly-owned subsidiaries then-existing and, as applicable, any successor who replaces such subsidiary pursuant to the applicable provisions of this Indenture and, thereafter, such successor, all together the "Guarantors") and BNY Midwest Trust Company, a [____________] banking corporation with its principal offices in [CITY, STATE], as Trustee hereunder (hereinafter called the "Trustee");

         WHEREAS, the Company for its lawful corporate purposes has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its debentures, notes or other evidences of indebtedness (hereinafter called the "Debt Securities"), to be issued in one or more series as herein provided; and

         WHEREAS, each Guarantor has duly authorized the issuance of a guarantee of the Debt Securities, of substantially the tenor set forth herein, and to provide therefor each Guarantor has duly authorized the execution and delivery of this Indenture and such Guarantee (as hereinafter defined).

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         THAT, in consideration of the premises and of the mutual covenants herein contained and of the purchase and acceptance of the Debt Securities by the holders thereof, and for other valuable consideration the receipt whereof is hereby acknowledged, and intending to be legally bound hereby, it is hereby agreed among the Company, the Guarantors and the Trustee, for the benefit of those who shall hold the Debt Securities, as follows:

                                    ARTICLE I

                  DEFINITIONS; TRUST INDENTURE ACT CONTROLLING

         SECTION 1.1. Definitions. Unless otherwise specified or the context otherwise requires, the terms defined in this Article I shall for all purposes of this Indenture and of any indenture supplemental hereto have the meanings herein specified, the following definitions to be equally applicable to both the singular and plural forms of any of the terms herein defined. All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States of America, and the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         The term "Additional Amounts" has the meaning specified in Section
14.4.

         An "Affiliate" shall mean any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor under this Indenture.

         The term "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 11.14 to act on behalf of the Trustee to authenticate Debt Securities of one or more series.

         The term "Authorized Newspaper" shall mean a newspaper in the English language or in an official language of the country of publication, customarily printed on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. If, because of temporary suspension of publication or general circulation of any newspaper or for any other reason, it is impossible or, in the opinion of the Trustee, impracticable to make any publication of any notice required by this Indenture in the manner herein provided, such publication or other notice in lieu thereof which is made at the written direction of the Company by the Trustee shall constitute a sufficient publication of such notice. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same place meeting the foregoing requirements and in each case on any Business Day.

         The term "Bankruptcy Law" means Title 11 of the United States Code, as now constituted or hereafter in effect, or any other applicable Federal or State bankruptcy, insolvency or other similar law.

         The term "Board" or "Board of Directors" shall mean the Board of Directors of the Company or (i) the Executive Committee, if any, of such Board,
(ii) any other committee of such Board duly authorized to act hereunder, or
(iii) any officers of the Company duly authorized by such Board or by any duly authorized committee of such Board to act hereunder.

         The term "Business Day" shall mean, with respect to any series of Debt Securities, a day that, in the city (or in any of the cities, if more than one) in which amounts are payable, as specified in the terms of such Debt Securities, is not a day upon which banking institutions are authorized or required by law, or by executive order issued by a governmental authority or agency regulating such banking institutions, to close.

         The term "Capital Stock" shall mean stock of any class of the Company.

         The term "Certified Resolution" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.

         The term "Class A Common Stock" shall mean the Class A Common Stock, par value $.01 per share, of the Company.

         The term "Closing Price" on any day when used with respect to any class of Capital Stock shall mean (i) if the stock is then listed or admitted to trading on a national securities exchange in the United States, the last reported sale price, regular way, for the stock as reported in the consolidated transaction or other reporting system for securities listed or traded on such exchange, or (ii) if the stock is listed on the National Association of Securities Dealers, Inc. Automated Quotations System National Market System (the "Nasdaq National Market System"), the last reported sale price, regular way, for the stock, as reported on such list, or (iii) if the stock is not so admitted for trading on any national securities exchange or the Nasdaq National Market System, the average of the last reported closing bid and asked prices reported by the National Association of Securities Dealers, Inc. Automated Quotations System as furnished by any member in good standing of the National Association of Securities Dealers, Inc., selected from time to time by the Company for that purpose or as quoted by the National Quotation Bureau Incorporated. In the event that no such quotation is available for any day, the Board of Directors shall be entitled to determine the current market price on the basis of such quotations as it considers appropriate.

         The term "the Code" means the Internal Revenue Code of 1986, as amended.

         The term "Company" shall mean Constellation Brands, Inc., a Delaware corporation, and, subject to the provisions of Article X, shall include its successors and assigns.

         The term "Company Order" means a written order signed in the name of the Company by its Chairman of the Board, President or any Vice President (regardless of Vice Presidential designation), and by its Chief Financial Officer, Treasurer, any Assistant Treasurer, Secretary or any Assistant Secretary and delivered to the Trustee.

         The term "Debt Security" shall mean one of the debentures, notes or other evidences of indebtedness that are issued from time to time in one or more series under this Indenture and, more particularly, any series of Debt Securities authenticated and delivered under this Indenture.

         The term "holder of Debt Securities" or other similar term shall mean any person who shall at the time be the registered holder of any Debt Security or Debt Securities as shown by the register or registers kept by the Company or its agent for that purpose in accordance with the terms of this Indenture.

         The term "Depositary" has the meaning specified in Section 2.13.

         The term "Event of Default" shall mean an event listed in Section 7.1, continued for the period of time, if any, and after the required notices, if any, therein designated.

         The term "Global Security" has the meaning specified in Section 2.13.

         The term "Guaranteed Obligations" has the meaning specified in Section 14.1.

         The term "Guaranteed Parties" shall mean all Persons who are now or who hereafter become holders of Debt Securities and the Trustee.

         The term "Guarantees" means the guarantee of each of the Guarantors as set forth in Article XIV hereof, in one or more supplemental indentures hereto, and any additional guarantee of the Debt Securities executed pursuant to the terms thereof.

         The term "Guarantors" shall have the meaning set forth in the Recitals hereto.

         The term "Indenture" shall mean this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented and, unless the context otherwise indicates, shall include the form and terms of each particular series of Debt Securities established as contemplated hereunder.

         The term "Officers' Certificate" shall mean a certificate signed by the Chairman of the Board, President or any Vice President (regardless of Vice Presidential designation), and by its Chief Financial Officer, Treasurer, any Assistant Treasurer, Secretary or any Assistant Secretary of the Company, in their capacities as such officers of the Company and delivered to the Trustee. Each such certificate shall include the statements provided for in Section 3.8, if and to the extent required by the provisions thereof.

         The term "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel (who may be an employee of the Company) acceptable in form and substance to the Trustee and delivered to the Trustee. Such opinion shall include the statements provided for in Section 3.8, if and to the extent required by the provisions thereof.

         The term "Original Issue Discount" with respect to any debt security, including an Original Issue Discount Security, has the same meaning as set forth in Section 1273 of the Code, or any successor provision, and the applicable Treasury Regulations thereunder.

         The term "Original Issue Discount Security" means any series of a Debt Security, including a series of a Debt Security that does not provide for the payment of interest prior to maturity, which is issued at a price lower than the principal amount thereof and which provides that upon redemption or acceleration of the stated maturity thereof an amount less than the principal amount thereof to be due and payable pursuant to Section 7.1.

         The term "Outstanding," when used with respect to the Debt Securities, shall, subject to Section 3.3, mean, as of the date of determination, all Debt Securities theretofore authenticated and delivered under this Indenture, except:
(a) Debt Securities for the payment or redemption of which cash (or other form of payment if permitted by the terms of such Debt Securities) in the necessary amount shall have been deposited in trust with the Trustee or any paying agent (other than the Company) provided that, if such Debt Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been duly given or provision satisfactory to the Trustee shall have been made for giving such notice; (b) Debt Securities converted into Capital Stock in accordance with Article XIII hereof, if the terms of such Debt Securities provide for convertibility pursuant to Section 2.2; (c) Debt Securities paid or in lieu of or in substitution for which other Debt Securities shall have been authenticated and delivered pursuant to the terms of Section 2.9, unless proof satisfactory to the Trustee is presented that any such Debt Securities are held by persons in whose hands such Debt Securities are valid, binding and legal obligations; and (d) Debt Securities which have been cancelled by the Trustee or delivered to the Trustee or its designee for cancellation.

         The term "Paying Agent" shall mean any person authorized by the Company to pay the principal of, premium, if any, and interest on any Debt Securities.

         The term "Person" shall mean an individual, a corporation, a limited liability company, a partnership, an association, a joint-stock company, a trust, any unincorporated organization, or a government or political subdivision thereof.

         The term "Preferred Stock" shall mean the Preferred Stock, par value $.01 per share, of the Company.

         The term "principal" of a debt security, including any series of Debt Securities, on any day and for any purpose means the amount (including, without limitation, in the case of an Original Issue Discount Security, any accrued original issue discount, but excluding interest) that is payable with respect to such debt security as of such date and for such purpose (including, without limitation, in connection with any sinking fund, upon any redemption at the option of the Company upon any purchase or exchange at the option of the Company or the holder of such debt security and upon any acceleration of the maturity of such debt security).

         The term "principal amount" of a debt security, including any series of Debt Securities, means the principal amount as set forth on the face of such debt security.

         The term "Responsible Officer", when used with respect to the Trustee, shall mean any officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

         The term "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         The term "Significant Subsidiary" shall mean any subsidiary (i) whose revenues exceed 10% of the total revenues of the Company, in each case for the most recent fiscal year, or (ii) whose net worth exceeds 10% of the total stockholders' equity of the Company, in each case as of the end of the most recent fiscal years.

         The term "Trustee" shall mean the trustee or trustees hereunder for the time being, whether original or successor. "Trustee" as used with respect to the Debt Securities of any series shall mean the Trustee with respect to Debt Securities of such series. The term "principal office" of the Trustee shall mean the principal office of the Trustee at which, at any particular time, the corporate trust business of the Trustee shall be administered, which office as of the date hereof is at [__________________________].

         The term "U.S. Government Obligations" means direct obligations of, or obligations entitled to the full faith and credit of, the United States of America.

         SECTION 1.2 Trust Indenture Act definitions controlling. All terms used in this Indenture which are defined in the Trust Indenture Act of 1939, as amended, or which are by reference therein defined in the Securities Act of 1933 (except as herein otherwise expressly provided or unless the context otherwise requires) shall have the meanings assigned to such terms in such Trust Indenture Act and such Securities Act as they were respectively in force at the date of this Indenture, except as otherwise provided in Section 12.3.

                                   ARTICLE II

                 FORM, ISSUE AND REGISTRATION OF DEBT SECURITIES

         SECTION 2.1 Forms generally and dating. The Debt Securities of each series shall be in the form or forms (including temporary or permanent global form) established from time to time by or pursuant to a resolution of the Board of Directors or in one or more indentures supplemental hereto, which shall set forth the information required by Section 2.2. The Debt Securities and the Trustee's certificate of authentication shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or by a resolution of the Board of Directors and may have such notations, legends or endorsements as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture or as may be required by law, stock exchange rule or usage. The Company shall approve and provide the form of the Debt Securities and the form of any Guarantee thereto and any notation, legend or endorsement thereon. If the form of Debt Securities of any series is established by action taken pursuant to a resolution of the Board of Directors, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section
2.5 for the authentication and delivery of such Debt Securities.

         Each Debt Security shall be dated the date of its authentication. The form of the Trustee's certificate of authentication to be borne by the Debt Securities shall be substantially as follows:

                         [FORM OF TRUSTEE'S CERTIFICATE]

         This is one of the Debt Securities of the series referred to on the reverse hereof.

                                       -----------------------------------,
                                       as Trustee


                                       By:________________________________
                                            Authorized Officer


         SECTION 2.2 Amount unlimited; Issuable in series. The aggregate principal amount of the Debt Securities which may be authenticated and delivered under this indenture is unlimited. The Debt Securities may be issued in one or more series. There shall be established in or pursuant to one or more resolutions of the Board of Directors, or established in or pursuant to one or more indentures supplemental hereto, prior to the issuance of the Debt Securities of any series:

                  (1) the title and designation of the Debt Securities of the series (which shall distinguish Debt Securities of the series from all other Debt Securities) including whether such Debt Securities shall be issued as senior Debt Securities, senior subordinated Debt Securities or subordinated Debt Securities, any subordination provisions particular to such series of Debt Securities, and whether such Debt Securities are convertible and/or exchangeable;

                  (2) any limit upon the aggregate principal amount of the Debt Securities of the series which may be authenticated and delivered under this Indenture (except for the Debt Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Debt Securities of the series pursuant to Section 2.6, 2.8, 2.9, 2.10, 2.11, 5.2 or 12.5) and except for any Debt Securities which pursuant to Section 2.4 are deemed not to have been authenticated and delivered hereunder;

                  (3) the date or dates (and whether fixed or extendable) on which the principal of the Debt Securities of the series is payable or the method of determination thereof;

                  (4) the rate or rates (which may be fixed, floating or adjustable) at which the Debt Securities of the series shall bear interest, if any, the method of calculating such rates, the date or dates from which such interest shall accrue or the manner of determining such dates, the interest payment dates on which such interest shall be payable and the record dates for the determination of holders of Debt Securities to whom interest is payable;

                  (5) the place or places where the principal of and premium, if any, and interest on the Debt Securities, if any, of the series shall be payable;

                  (6) any provisions relating to the issuance of the Debt Securities of such series at an original issue discount;

                  (7) the price or prices at which, the period or periods within which and the terms and conditions upon which the Debt Securities of the series may be redeemed, in whole or in part, at the option of the

         Company, pursuant to any sinking fund or otherwise (including, without limitation, the form or method of payment thereof if other than in cash);

                  (8) the obligation, if any, of the Company to redeem, purchase or repay the Debt Securities of the series pursuant to any mandatory redemption, sinking fund or analogous provisions or at the option of a holder of Debt Securities thereof and the price or prices at which and the period or periods within which and the terms and conditions upon which the Debt Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation (including, without limitation, the form or method of payment thereof if other than in cash), and any provisions for the remarketing of such Debt Securities;

                  (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which the Debt Securities of the series shall be issuable;

                  (10) if other than the principal amount thereof, the portion of the principal amount of the Debt Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 7.1 or provable in bankruptcy pursuant to
         Section 7.2, or, if applicable, which is convertible in accordance with
         Article XIII.

                  (11) any Events of Default with respect to the Debt Securities of a particular series, in lieu of or in addition to those set forth herein and the remedies therefor;

                  (12) the obligations, if any, of the Company to permit the conversion of the Debt Securities of such series into Preferred Stock or Class A Common Stock, or combination thereof, and the terms and conditions upon which such conversion shall be effected (including, without limitation, the initial conversion price or rate, the conversion period and any other provision in addition to or in lieu of those set forth in this Indenture relative to such obligation);

                  (13) any trustees, authenticating or paying agents, transfer agents or registrars or any other agents with respect to the Debt Securities of such series;

                  (14) the currency or currencies, including composite currencies, in which the Debt Securities of the series shall be denominated if other than the currency of the United States of America, and, if so, whether the Debt Securities of the series may be satisfied and discharged other than as provided in Article VI;

                  (15) if other than the coin or currency in which the Debt Securities of that series are denominated, the coin or currency in which payment of the principal of, premium, if any, or interest on the Debt Securities of such series shall be payable (and the manner in which the equivalent of the principal amount thereof in the currency of the United States is to be determined for any purpose, including for the determination of the principal amount outstanding);

                  (16) if the principal of, premium, if any, or interest on the Debt Securities of such series are to be payable, at the election of the Company or a holder of Debt Securities thereof, in a coin or currency other than that in which the Debt Securities are denominated, the period or periods within which, and the terms and conditions upon which, such election may be made;

                  (17) if the amount of payments of principal of, premium, if any, and interest on the Debt Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

                  (18) whether and under what circumstances the Company will pay additional amounts on the Debt Securities of the series held by a person who is not a United States of America person in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether the Company will have the option to redeem such Debt Securities rather than pay such additional amounts;

                  (19) if receipt of certain certificates or other documents or satisfaction of other conditions will be necessary for any purpose, including, without limitation, as a condition to the issuance of the Debt Securities of such series in definitive form (whether upon original issue or upon exchange of a temporary Debt Security of such series), the form and terms of such certificates, documents or conditions;

                  (20) any other affirmative or negative covenants with respect to the Debt Securities of such series;

                  (21) whether the Debt Securities of such series shall be issued in whole or in part in the form of one or more Global Securities and in such case, (i) the Depositary for such Global Security or Debt Securities, which Depositary must be a clearing agency registered under the Securities Exchange Act, (ii) the circumstances under which any such Global Security may be exchanged for Debt Securities registered in the name of, and under which any transfer of such Global Security may be registered in the name of, any Person other than such Depositary or its nominee, if other than as set forth in Section 2.13 and (iii) any other provisions regarding such Global Securities which provisions may be in addition to or in lieu of, in whole or in part, the provisions of
         Section 2.13;

                  (22) whether the Debt Securities are defeasible;

                  (23) whether the Debt Securities of such series shall be guaranteed in whole or in part by the Guarantors, jointly and severally with all other Guarantors in such case, and (i) the extent that the Debt Securities of the series shall be guaranteed by the Guarantors;
         (ii) the ranking of such Guarantee; (iii) the terms of subordination of such Guarantee; and (iv) the form of any such Guarantee; and

                  (24) any other terms of a particular series and any other provisions expressing or referring to the terms and conditions upon which the Debt Securities of such series are to be issued under the Indenture, which terms and provisions are not in conflict with the provisions of this Indenture; provided, however, that the addition to or subtraction from or variation of Articles IV, V, VI, VII, and X (and
         Section 1.1, insofar as it relates to the definition of certain terms as used in such Articles) with regard to the Debt Securities of a particular series shall not be deemed to constitute a conflict with the provisions of those Articles.

         All Debt Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such resolution of the Board of Directors or in any such indenture supplemental hereto. Not all Debt Securities of any one series need be issued at the same time, and, unless otherwise so provided, a series may be reopened for issuances of additional Debt Securities of such series.

         If any of the terms of the Debt Securities of a series are established by action taken pursuant to a resolution of the Board of Directors, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee with an Officers' Certificate setting forth the terms of the Debt Securities of such series. With respect to Debt Securities of a series which are not to be issued at one time, such resolution of the Board of Directors or action may provide general terms or parameters for Debt Securities of such series and provide either that the specific terms of particular Debt Securities of such series shall be specified in a Company Order or that such terms shall be determined by the Company or its agents in accordance with a Company Order as contemplated by the proviso clause of Section 2.5.

         SECTION 2.3 Denominations. The Debt Securities of each series shall be registered Debt Securities without coupons, in such denominations as shall be specified as contemplated by Section 2.2. In the absence of any such provisions with respect to the Debt Securities of any series, the Debt Securities of such series shall be issuable in denominations of $1,000 or of any integral multiple of $1,000.

         SECTION 2.4 Execution of Debt Securities; Authentication. The Debt Securities shall be executed on behalf of the Company by its President, its Treasurer or one of its Executive Vice Presidents or Vice Presidents, whose signatures may be manual or facsimile, and its corporate seal shall be thereunto affixed (or a facsimile thereof shall be engraved, printed or otherwise reproduced thereon) and attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries. The Guarantees shall be executed on behalf of each Guarantor by such Guarantor's President, its Treasurer, one of its Vice Presidents (regardless of Vice Presidential designation), one of its other officers (or an officer of the Company), duly authorized by its board of directors to execute the Guarantee on behalf of such Guarantor, whose signatures may be manual or facsimile, and its corporate seal shall be thereunto affixed (or a facsimile thereof shall be engraved, printed or otherwise reproduced thereon)and attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries. In case any officer of the Company who shall have signed any of the Debt Securities shall cease to be such officer before the Debt Securities so signed and attested shall actually have been authenticated and delivered by the Trustee or the Authenticating Agent or disposed of by the Company, such Debt Securities nevertheless may be authenticated, issued and delivered or disposed of with the same force and effect as though the person or persons who signed or attested such Debt Securities had not ceased to be such officer of the Company; and any such Debt Security may be signed and attested on behalf of the Company by such persons, as at the actual date of the execution of such Debt Security, shall be the proper officers of the Company, although at the date of such Debt Security or the date of execution of this Indenture any such person was not such officer.

         No Debt Security of any series shall be entitled to the benefits hereof or shall be or become valid or obligatory for any purpose unless there shall appear on the Debt Security a certificate of authentication, substantially in the form hereinbefore recited, manually executed by the Trustee for such series or an Authenticating Agent; and such certificate on any series of Debt Securities issued by the Company shall be conclusive evidence that it has been duly authenticated and delivered hereunder.

         Notwithstanding the foregoing, if any series of Debt Securities shall have been duly authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Debt Security to the Trustee or its designee for cancellation as provided in Section 2.11 together with a written statement (which need not be accompanied by an Opinion of Counsel) stating that such Debt Security has not been issued and sold by the Company, for all purposes of this Indenture such Debt Security shall be deemed not to have been authenticated and delivered hereunder and shall not be entitled to the benefits of this Indenture.

         If the form or forms or terms of the Debt Securities of any series have been established in or pursuant to one or more resolutions of the Board of Directors or indentures supplemental hereto as permitted by Sections 2.1 and 2.2, in authenticating such Debt Securities, and accepting the additional responsibilities under this Indenture in relation to such Debt Securities, the Trustee and the Authenticating Agent shall be entitled to receive, and (subject to Section 11.2) shall be fully protected in relying upon, a copy of such resolution or resolutions delivered to the Trustee and the Authenticating Agent and certified by the Secretary or Assistant Secretary of the Company or the Guarantors to have been duly adopted by the Board of Directors of the Company or the boards of directors of the Guarantors, as applicable, and to be in full force and effect on the date of such certification, and an Opinion of Counsel stating:

                  (1) if the form or forms of such Debt Securities and Guarantees have been established by or pursuant to a resolution of the Board of Directors or indenture supplemental hereto, that such form or forms have been established in conformity with the provisions of this Indenture;

                  (2) if the terms of such Debt Securities and Guarantees have been established by or pursuant to a resolution of the Board of Directors or indenture supplemental hereto, that such terms have been established in conformity with the provisions of this Indenture;

                  (3) that such Debt Securities and Guarantees, when authenticated and delivered by the Trustee or an Authenticating Agent and issued by the Company and the Guarantors in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company and the Guarantors, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles (or such other similar matters as in the opinion of such counsel shall not materially adversely affect such enforceability); and

                  (4) that the issuance and authentication of such Debt Securities and Guarantees to be issued will not conflict with, result in a breach or constitute a default or with the giving of notice or the passage of time or both, would not constitute a default, under the articles of incorporation or bylaws of the Company or the Guarantors or result in such a default or violation;

provided, however, that, with respect to Debt Securities of a series which are not to be issued at one time, the Trustee and the Authenticating Agent shall be entitled to receive such Opinion of Counsel only once at or prior to the time of the first authentication of Debt Securities of such series and that the opinions described in clauses (2) and (3) above may state, respectively,

                  (a) that, when the terms of such Debt Securities and Guarantees shall have been established pursuant to a Company Order or pursuant to such procedures as may be specified from time to time by a Company Order, all as contemplated by and in accordance with a resolution of the Board of Directors or an Officers' Certificate pursuant to a resolution of the Board of Directors or indenture supplemental hereto, as the case may be, such terms will have been established in conformity with the provisions of this Indenture; and

                  (b) that such Debt Securities and Guarantees, when (i) executed by the Company or the Guarantors, as the case may be, (ii) completed, authenticated and delivered by the Trustee or Authenticating Agent in accordance with this Indenture, (iii) issued and delivered by the Company or the Guarantors, as the case may be, and (iv) paid for, all as contemplated by and in accordance with the aforesaid Company Order or specified procedures, as the case may be, will constitute valid and legally binding obligations of the Company or Guarantor, as the case may be, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization and other laws or general applicability relating to or affecting the enforcement of creditors' rights and to general equitable principles (or such other similar matters as in the opinion of such counsel shall not materially adversely affect such enforceability).

         Notwithstanding the provisions of Sections 2.1, 2.2, 3.8 and this Section, if all the Debt Securities of a series are not to be originally issued at one time, the resolution of the Board of Directors or indenture supplemental hereto, the certified copy of the record of action taken pursuant to such resolution or supplemental indenture, the Officers' Certificate, the Company Order and any other documents otherwise required pursuant to such Sections need not be delivered at or prior to the time of authentication of each Debt Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Debt Security of such series to be issued; provided, however, that any subsequent request by the Company to the Trustee or the Authenticating Agent to authenticate Debt Securities of such series shall constitute a representation and warranty by the Company that, as of the date of such request, the statements made in the Officers' Certificate delivered pursuant to Section 3.8 at or prior to authentication of the first such Debt Security shall be true and correct on the date thereof as if made on and as of the date thereof.

         The Trustee or the Authenticating Agent shall not be required to authenticate such Debt Securities if the issue of such Debt Securities pursuant to this Indenture will adversely affect the Trustee's or the Authenticating Agent's own rights, duties or immunities under the Debt Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee or the Authenticating Agent.

         With respect to Debt Securities of a series which are not all issued at one time, the Trustee and the Authenticating Agent may conclusively rely, as to the authorization by the Company of any such Debt Securities or the Guarantors of any such Guarantees, the form and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel, Officers' Certificate and other documents delivered pursuant to Sections 2.1, 2.2, 3.8 and this Section, as applicable, at or prior to the time of the first authentication of Debt Securities of such series and Guarantees unless and until such opinion, certificate or other documents have been superseded or revoked in a writing delivered to the Trustee. In connection with the authentication and delivery of Debt Securities of a series which are not all issued at one time, the Trustee and the Authenticating Agent shall be entitled to assume that the Company's instructions to authenticate and deliver such Debt Securities do not violate any rules, regulations or orders of any governmental agency or commission having jurisdiction over the Company.

         SECTION 2.5 Issue of Debt Securities. The Trustee and the Authenticating Agent, forthwith upon the execution and delivery of this Indenture and from time to time thereafter, upon the execution and delivery to it of Debt Securities of any series by the Company and the Guarantees by the Guarantors as herein provided, and without any further action on the part of the Company and the Guarantors, shall authenticate such Debt Securities up to a maximum amount, if any, designated for such series pursuant to Section 2.2 and deliver them to or upon the receipt of a Company Order; provided, however, that if not all the Debt Securities of a series are to be issued at one time and if the resolution of the Board of Directors or indenture supplemental hereto establishing such series as contemplated by Sections 2.1 and 2.2 shall so permit, such Company Order may set forth procedures acceptable to the Trustee for the issuance of such Debt Securities and for determining the form or forms or terms of particular Debt Securities of such series including, but not limited to, interest rate, if any, maturity date, date of issuance and date from which interest, if any, shall accrue.

         SECTION 2.6 Transfer of Debt Securities. The transfer of any series of Debt Securities may be registered by the registered owner thereof, in person or by his attorney duly authorized in writing, at the office or agency of the Company to be maintained by it as provided in Section 4.2, by delivering such Debt Security for cancellation, accompanied by delivery of a duly executed instrument of transfer, in form approved by the Company and satisfactory to the Trustee or its designee, and thereupon the Company shall execute in the name of the transferee or transferees, and the Trustee or the Authenticating Agent shall authenticate and deliver, a new Debt Security or Debt Securities of the same series and of like form for the same aggregate principal amount.

         SECTION 2.7 Persons deemed owners of Debt Securities. Prior to due presentation of any series of Debt Securities for registration of transfer, the person in whose name a Debt Security of any series shall be registered, on books kept for such purpose in accordance with Section 4.2, shall be deemed the absolute owner thereof for all purposes of this Indenture, whether or not such Debt Security is overdue, and neither the Company, the Trustee nor any Paying Agent or conversion agent nor any series of Debt Securities registrar shall be affected by notice to the contrary. Subject to the provisions of Section 2.12, payment of or on account of the principal, premium, if any, and interest shall be made only to or upon the order in writing of such registered owner thereof, but such registration may be changed as above provided. All such payments shall be valid and effectual to satisfy and discharge the liability upon such Debt Security to the extent of the sum or sums so paid.

         SECTION 2.8 Provisions for Debt Securities in temporary form. Until Debt Securities of any series in definitive form are ready for delivery, the Company and the Guarantors may execute and, upon its request in writing, the Trustee or the Authenticating Agent shall authenticate and deliver, in lieu thereof and subject to the same conditions, one or more printed or lithographed Debt Securities in temporary form, substantially of the tenor of Debt Securities of the same series, without a recital of specific redemption prices and with such other appropriate omissions, variations and insertions, all as may be determined by the Board of Directors. Until exchanged for Debt Securities of the same series in definitive form such Debt Securities in temporary form shall be entitled to the benefits of this Indenture. The Company and the Guarantors shall, without unreasonable delay after the issue of Debt Securities in temporary form, prepare, execute and deliver definitive Debt Securities of the same series to the Trustee, and upon the presentation and surrender of Debt Securities in temporary form, the Trustee or the Authenticating Agent shall authenticate and deliver, in exchange therefor, Debt Securities of the same series in definitive form for the same aggregate principal amount as the Debt Securities in temporary form surrendered. Such exchange shall be made by the Company at its own expense and without any charge therefor.

         SECTION 2.9 Mutilated, destroyed, lost or stolen Debt Securities. Upon receipt by the Company, the Guarantors, the Trustee and the Authenticating Agent of evidence satisfactory to them that any Debt Security of any series has been mutilated, destroyed, lost or stolen, and upon receipt of indemnity (and in case of a destroyed, lost or stolen Debt Security, proof of ownership) satisfactory to them, the Company and the Guarantors shall, in the case of a mutilated Debt Security, and may in the case of a lost, stolen or destroyed Debt Security, execute, and thereupon the Trustee or the Authenticating Agent shall authenticate and deliver, a new Debt Security of the same series of like tenor bearing a serial number not contemporaneously outstanding (bearing such notation, if any, as may be required by the rules of any stock exchange upon which the Debt Securities of the same series are listed or are to be listed), in exchange and substitution for, and upon surrender and cancellation of, the mutilated Debt Security, or in lieu of and in substitution for the Debt Security so destroyed, lost or stolen; or, if any mutilated, destroyed, lost or stolen Debt Security of any series shall have matured or be about to mature, instead of issuing a new Debt Security, the Company, upon written notice to the Trustee or the Authenticating Agent, may pay the same without surrender of the destroyed, lost or stolen Debt Security. The Company may require payment of the expenses which may be incurred by the Company or any agent thereof and the charges and expenses of the Trustee and the Authenticating Agent in the premises. Any series of Debt Securities issued under the provisions, of this Section 2.9 in lieu of any series of Debt Securities alleged to have been destroyed, lost or stolen, shall constitute an additional contractual obligation of the Company and the Guarantors, whether or not the Debt Security alleged to have been destroyed, lost or stolen shall be found at any time, and shall be equally and proportionately entitled to the benefits of this Indenture with all other Debt Securities of the same series issued under this Indenture.

         All Debt Securities shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debt Securities, and shall preclude, to the extent lawful, any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

         SECTION 2.10 Exchanges of Debt Securities. Debt Securities of any series may, upon surrender thereof as hereinafter provided in this Section 2.10, be exchanged for one or more Debt Securities of the same series of the same aggregate principal amount, in authorized denominations. The Debt Securities to be exchanged shall be surrendered at the office or agency of the Company to be maintained by it as provided in Section 4.2, accompanied by duly executed instruments of transfer in a form acceptable to the Company, the Trustee and the registrar, and the Company and the Guarantors shall execute and the Trustee or the Authenticating Agent shall authenticate and deliver, in exchange therefor, the Debt Security or Debt Securities of the same series, bearing numbers not contemporaneously outstanding, which the holder of Debt Securities making the exchange shall be entitled to receive. Every exchange of Debt Securities of any series shall be effected in such manner as may be prescribed by the Company with the approval of the Trustee and registrar, and as may be necessary to comply with the regulations of any stock exchange upon which Debt Securities of such series are listed or are to be listed or to conform to usage in respect thereof.

         Upon every exchange or registration of transfer of Debt Securities, no service charge shall be made but the Company may require the payment of any taxes or other governmental charges required to be paid with respect to such exchange or registration, as a condition precedent to the exercise of the privilege of such exchange or registration.

         All Debt Securities executed, authenticated and delivered in exchange or upon registration of transfer shall be the valid obligations of the Company and the Guarantors, evidencing the same debt as the Debt Securities surrendered, and shall be entitled to the benefits of this Indenture to the same extent as the Debt Securities in exchange for which they were authenticated and delivered.

         The Company shall not be required to make exchanges or registrations of transfer under any provision of this Article II of: (a) the Debt Securities of any series for the period of 15 days next preceding the date of any designation of Debt Securities of such series to be redeemed, as provided in Article V, or
(b) any series of Debt Securities or portion thereof called or to be called for redemption.

         SECTION 2.11 Cancellation of surrendered Debt Securities. All Debt Securities of any series surrendered for the purpose of payment, exchange, conversion or cancellation (including Debt Securities authenticated which the Company has not issued and sold) shall, if surrendered to the Company or any Paying Agent or conversion agent, be delivered to the Trustee or its designee and cancelled by it, or, if surrendered to the Trustee or its designee, shall be cancelled by it, and no Debt Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture or as otherwise provided in the resolution of the Board of Directors or indenture supplemental hereto establishing such series as contemplated by Section 2.2. All Debt Securities of any series surrendered for the purpose of redemption or credit against any sinking fund shall similarly be delivered to the Trustee or its designee for cancellation, and no Debt Securities shall be issued in lieu thereof except Debt Securities of the same series in the case of redemption of a Debt Security in part only. If the Company shall acquire any of the Debt Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Debt Securities unless and until the same are delivered to the Trustee or its designee for cancellation. Unless otherwise directed in writing by the Company, the Trustee or its designee shall destroy all cancelled Debt Securities and furnish to the Company a certificate evidencing such destruction.

         SECTION 2.12 Payment of interest; Defaulted interest. Except as provided in Section 13.4, interest (except defaulted interest) on the Debt Securities of any series which is payable on any interest payment date shall be paid to the persons who are holders of Debt Securities of such series at the close of business on the record date specified for that purpose as contemplated by Section 2.2. At the option of the Company, payment of interest on any series of Debt Securities may be made by check mailed to the holder's registered address.

         If the Company defaults in a payment of interest on the Debt Securities of any series, it shall pay the defaulted interest to the persons who are holders of Debt Securities of such series at the close of business on a subsequent special record date. The Company shall fix the record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest) and payment date. At least 15 days before the record date, the Company shall mail to each holder of Debt Securities of such series a notice that states the record date, the payment date and the amount of defaulted interest to be paid. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Debt Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee or any paying agent for such series an amount of money in immediately available funds by 10:00 a.m. New York time on the payment date equal to the aggregate amount proposed to be paid in respect of such defaulted interest or shall make arrangements satisfactory to any Paying Agent for such series for such deposit prior to the date of the proposed payment. The Company may pay defaulted interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debt Security may be listed, and upon notice as may be required by such exchange if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such payment shall be deemed practicable by the Trustee.

         SECTION 2.13 Global Securities; Depositary. For the purpose of this Section, the term "Agent Member" means a member of, or participant in, a Depositary; the term "Depositary" means, with respect to Debt Securities issuable or issued in whole or in part in the form of one or more Global Securities, the entity designated as Depositary by the Company pursuant to
Section 2.2, and, if at any time there is more than one such person, "Depositary" as used with respect to the Debt Securities shall mean the respective Depositary with respect to a particular series of Debt Securities; and the term "Global Security" means a global certificate evidencing all or part of the series of Debt Securities as shall be specified herein, issued to the Depositary for the series or such portion of the series, and registered in the name of such Depositary or its nominee. The Global Security may provide that it shall represent the aggregate amount of Outstanding Debt Securities from time to time endorsed thereon which may from time to time be reduced to reflect exchanges. Any endorsement to reflect the amount, or any increase or decrease in the amount, of Outstanding Debt Securities shall be made by the Trustee.

         Notwithstanding Section 2.10, except as otherwise specified as contemplated by Section 2.2, hereof, any Global Security shall be exchangeable only as provided in this paragraph. A Global Security shall be exchangeable pursuant to this Section 2.13 if (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act, (ii) the Company in its sole discretion determines that all Global Securities of any series then outstanding under this Indenture shall be exchangeable for definitive Debt Securities of such series in registered form or (iii) an Event of Default with respect to the Debt Securities of the series represented by such Global Security has occurred and is continuing. Any Global Security of such series exchangeable pursuant to the preceding sentence shall be exchangeable for definitive Debt Securities of such series in registered form, bearing interest (if any) at the same rate or pursuant to the same formula, having the same date of issuance, redemption, conversion (if any) and other provisions, and of differing denominations aggregating a like amount. Such definitive Debt Securities of such series shall be registered in the names of the owners of the beneficial interests in such Global Securities of such series as such names are from time to time provided by the relevant participants in the

                                     1-14-

Depositary holding such Global Securities (as such participants are identified from time to time by such Depositary).

         No Global Security may be transferred except as a whole by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor of the Depositary or a nominee of such successor. Except as provided above, owners solely of beneficial interests in a Global Security shall not be entitled to receive physical delivery of Debt Securities of such series in definitive form and will not be considered the holders of Debt Securities thereof for any purpose under this Indenture.

         Any Global Security that is exchangeable pursuant to the preceding paragraph shall be exchangeable for Debt Securities of such series in authorized denominations and registered in such names as the Depositary that is the holder of Debt Securities of such Global Securities of such series shall direct.

         In the event that a Global Security is surrendered for redemption in part pursuant to Section 5.2 or 5.5, the Company shall execute, and the Trustee or the Authenticating Agent shall authenticate and deliver to the Depositary for such Global Security, without service charge, a new Global Security in a denomination and tenor equal to and in exchange for the unredeemed portion of the principal for the Global Security so surrendered.

         The Agent Members shall have no rights under this Indenture with respect to any Global Security held on their behalf by a Depositary, and such Depositary may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by a Depositary or impair, as between a Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of a Debt Security of any series, including without limitation the granting of proxies or other authorization of participants to give or take any request, demand, authorization, direction, notice, consent, waiver or other action which a holder of Debt Securities is entitled to give or take under this Indenture.

         The Trustee shall not be required to authenticate Global Securities until it has received documentation satisfactory to it.

                                  ARTICLE III

                            MISCELLANEOUS PROVISIONS

         SECTION 3.1 Rights under Indenture limited to the parties and holders of Debt Securities. Nothing in this Indenture or the Debt Securities, express or implied, is intended or shall be construed to confer upon, or to give to, any person or corporation, other than the parties hereto, their successors and assigns, and the holders of the Debt Securities, any right, remedy or claim under or by reason of this Indenture or any provision hereof; and the provisions of this Indenture are for the exclusive benefit of the parties hereto, their successors and assigns, and the holders of the Debt Securities.

         SECTION 3.2 Certificate of independent accountants conclusive. Unless otherwise specifically provided, the certificate or opinion of an independent firm of public accountants of recognized standing selected by the Board of Directors and acceptable to the Trustee in the exercise of reasonable care (which firm may be regular independent accountants to the Company ), shall be conclusive evidence of the correctness of any computation made under the provisions of this Indenture, and wherever reference is made in this Indenture to "generally accepted accounting principles" the certificate or opinion of such a firm shall be conclusive evidence thereof. The Company shall furnish to the Trustee upon its request a copy of any such certificate or opinion.

         SECTION 3.3 Treatment of Debt Securities owned or held by the Company in determining required percentages. For all purposes of this Indenture, in determining whether the holders of a required percentage or proportion of the principal amount of Debt Securities of one or more series have concurred in any request, waiver, vote, direction or consent, Debt Securities owned or held by or for the account or for the benefit of the Company or any other obligor under this Indenture or any Affiliate shall be disregarded and deemed not Outstanding, except that, for the purposes of determining whether the Trustee shall be protected in relying on any such request, waiver, direction or consent, only Debt Securities which the Trustee knows to be so owned or held shall be so disregarded. Debt Securities so owned which have been pledged in good faith to secure an obligation may be regarded as Outstanding for all such purposes, if the Trustee receives an Officers' Certificate stating that said Debt Securities have been so pledged, that the pledgee is entitled to vote with respect to such Debt Securities and that the pledgee is not the Company or any other obligor on the Debt Securities, an Affiliate of the Company or an Affiliate of such other obligor. In case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be conclusive, and, subject to the provisions of Section 11.1 of this Indenture, shall afford full protection to the Trustee.

         SECTION 3.4 Remaining provisions not affected by invalidity of any other provisions - required provisions of Trust Indenture Act of 1939 to control. In case any one or more of the provisions contained in this Indenture or in the Debt Securities of any series shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Indenture, but this Indenture shall be construed as if such invalid, illegal or unenforceable provisions had never been contained herein.

         If any provision of this Indenture limits, qualifies or conflicts with any other provision of this Indenture which is required to be included in an indenture qualified under the Trust Indenture Act of 1939, such provision which is so required to be included shall control. If any provisions of this Indenture modifies or excludes any provisions of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

         SECTION 3.5 Company released from Indenture requirements if entitled to have Indenture cancelled. Whenever by the terms of this Indenture the Company and the Guarantors shall be required to do or not to do anything so long as any of the Debt Securities shall be Outstanding of any series, the Company and the Guarantors shall, notwithstanding any such provision, not be required to comply with such provision with respect to such series if it shall be entitled to have this Indenture satisfied and discharged pursuant to the provisions hereof, even though in either case the holders of any of the Debt Securities of such series shall have failed to present and surrender such Debt Securities for payment pursuant to the terms of this Indenture.

         SECTION 3.6 Date of execution. Although this Indenture, for convenience and for the purpose of reference, is dated as of the date first above written, the actual date of execution by the Company, the Guarantors and by the Trustee is as indicated by their respective acknowledgements hereto annexed.

         SECTION 3.7 Execution of documents furnished under the Indenture. Unless otherwise expressly provided, any order, notice, request, demand, certificate or statement of the Company or any Guarantor required or permitted to be made or given under any provision hereof shall be sufficiently executed if signed by its Chairman of the Board, President or any Vice President (regardless of Vice Presidential designation), and by its Chief Financial Officer, Treasurer, any Assistant Treasurer, Secretary or any Assistant Secretary.

         SECTION 3.8 Officers' Certificate and Opinions of Counsel to be furnished to Trustee. Upon any application, demand or request by the Company or any Guarantor to the Trustee to take any action under any of the provisions of this Indenture, the Company and each Guarantor, as the case may be, shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with and that such action is in compliance with applicable law.

         Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition; (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

         Any certificate, statement or opinion of an officer of the Company and any Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters, information with respect to which is in the possession of the Company and the Guarantors, upon the certificate, statement or opinion of or representations by an officer or officers of the Company and the Guarantors, as the case may be, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

         Any certificate, statement or opinion of an officer of the Company, any Guarantor, or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Company and the Guarantors, as the case may be, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

         SECTION 3.9 Presentation of notices and demands. All notices to or demands upon the Trustee shall be in writing and may be served or presented at the principal office of the Trustee. Any notice to or demand upon the Company or any Guarantor shall be deemed to have been sufficiently given or served by the Trustee or the holders of Debt Securities, for all purposes, by being mailed by first class mail addressed to the Company, attention of the President, at 300 WillowBrook Office Park, Fairport, New York 14450, or at such other address or to such other counsel, as may be filed in writing by the Company with the Trustee.

         Except as otherwise expressly provided herein, where this Indenture provides for notice to holders of Debt Securities of any event, such notice shall be sufficiently given to holders of Debt Securities if in writing and mailed, first-class postage prepaid, to each holder of a Debt Security affected by such event, at the address of such holder as it appears in the Debt Security register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to holders of Debt Securities by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to holders of Debt Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular holder of a Debt Security shall affect the sufficiency of such notice with respect to other holders of Debt Securities.

         SECTION 3.10 Successors and assigns bound by Indenture. All the covenants, promises and agreements in this Indenture contained by or on behalf of the Company, the Guarantors or by or on behalf of the Trustee, shall bind and inure to the benefit of their respective successors and assigns, whether so expressed or not.

         SECTION 3.11 Descriptive headings for convenience only. The descriptive headings of the several Articles of this Indenture are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

         SECTION 3.12 New York law to govern. This Indenture and each Debt Security shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said jurisdiction, and the rights, obligations, duties, immunities and limitations of rights of the Trustee shall be construed in accordance with the laws of the State of New York.

         SECTION 3.13 Indenture may be executed in counterparts. This Indenture may be simultaneously executed in any number of counterparts, each of which when so executed and delivered shall be an original, but such counterparts shall together constitute but one and the same instrument. Harris Trust and Savings Bank, as Trustee, hereby accepts the trusts in this Indenture declared and provided upon the terms and conditions hereinbefore set forth.

                                   ARTICLE IV

                            COVENANTS OF THE COMPANY

         The Company covenants and agrees as follows:

         SECTION 4.1 Payment of Principal and interest. The Company and each Guarantor will for the benefit of each series of Debt Securities duly and punctually pay or cause to be paid the principal of, premium, if any, and interest on the Debt Securities of such series at the times and place and in the manner specified in this Indenture, the Guarantees and in the Debt Securities of such series. At the option of the Company, interest on the Debt Securities shall be payable without presentation of such Debt Securities by a check to the registered holder. Any payment of principal and any premium or interest required to be made on an interest payment date, redemption date or at maturity which is not a Business Day need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such interest payment date, redemption date or at maturity, as the case may be, and no interest shall accrue for the period from and after such interest payment date, redemption date or maturity.

         SECTION 4.2 Maintenance of office or agency. So long as any of the Debt Securities of any series remain unpaid, the Company will at all times keep an office or agency in New York, New York, where Debt Securities of such series may be presented for registration of transfer and exchange as in this Indenture provided, where notices and demands with respect to the Debt Securities and this Indenture may be served and where the Debt Securities may be presented for payment or, for Debt Securities of each series that is convertible, for conversion. The principal office of the Trustee shall be the office or agency for all of the aforesaid purposes unless otherwise provided in a supplemental indenture or unless the Company shall maintain some other office or agency with respect to the Debt Securities of any series for such purposes and shall give the Trustee written notice of the location thereof. In case the Company shall fail to maintain such office or agency, presentations may be made and notices and demands may be served at the principal office of the Trustee.

         The Company shall keep, at said office or agency, a register or registers in which, subject to such reasonable regulations as it may prescribe, the Company shall register or cause to be registered Debt Securities of each series and shall register or cause to be registered the transfer or exchange of Debt Securities of each series as in Article II provided. Such register or registers shall be in written form in the English language or any other form capable of being converted into written form within a reasonable time. At all reasonable times, such register or registers shall be open for inspection by the Trustee.

         SECTION 4.3 Corporate existence. Subject to Article X hereof, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the rights (charter and statutory) and franchises of the Company and each Guarantor; provided, however, that the Company shall not be required to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business and its Guarantors as a whole and that the loss thereof is not disadvantageous in any material respect to the holders of Debt Securities.

         SECTION 4.4 Restrictions on mergers, sales and consolidations. So long as any of the Debt Securities remain unpaid, neither the Company nor any Guarantor will consolidate or merge with or sell, convey or lease all or substantially all of its property to any other corporation, partnership or limited liability company except (a) to the extent expressly permitted pursuant to the terms of any supplemental indenture governing any series of the Debt Securities and (b) as otherwise permitted in Article X hereof.

         SECTION 4.5 Further assurances. From time to time whenever requested by the Trustee, the Company and the Guarantors will execute and deliver such further instruments and assurances and do such further acts as may be reasonably necessary or proper to carry out more effectually the purposes of this Indenture or to secure the rights and remedies hereunder of the holders of the Debt Securities of any series.

         SECTION 4.6 File certain reports and information with the Trustee and the Securities and Exchange Commission - transmit to holders of Debt Securities summaries of certain documents filed with the Trustee - furnish list of holders of Debt Securities to the Trustee. The Company will:

                  (a) file with the Trustee, within 15 days after the Company files the same with the Securities and Exchange Commission, copies of the annual reports and of the information, documents and other reports which the Company may be required to file with the Securities and Exchange Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 (or copies of such portions thereof as may be prescribed by the Securities and Exchange Commission); or, if the Company is not required to file with the Securities and Exchange Commission information, documents or reports pursuant to either Section 13 or Section 15(d) of the Securities Exchange Act of 1934, then the Company will file with the Trustee and will file with the Securities and Exchange Commission, in accordance with rules and regulations prescribed by the Securities and Exchange Commission, such of the supplementary and periodic information, documents and reports required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed in such rules and regulations;

                  (b) file with the Trustee and the Securities and Exchange Commission, in accordance with the rules and regulations prescribed from time to time by the Securities and Exchange Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required by such rules and regulations;

                  (c) transmit to the holders of Debt Securities, in the manner and to the extent provided in subdivision (c) of Section 11.10, such summaries of any information, documents and reports required to be filed with the Trustee pursuant to the provisions of subdivisions (a) and (b) of this Section 4.6 as may be required by the rules and regulations of the Securities and Exchange Commission; and

                  (d) furnish or cause to be furnished to the Trustee, not more than 15 days after each record date (but in no event less frequently than every six months) for the payment of interest with respect to Debt Securities of any series, and at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list in such form as the Trustee may reasonably require containing all information in the possession or control of the Company or of any Paying Agent, other than the Trustee, as to the names and addresses of the holders of Debt Securities of such series obtained since the date as of which the next previous list, if any, was furnished; provided, that so long as the Trustee is Debt Security registrar for such series, no such list need be furnished. Any such list may be dated as of a date not more than 15 days prior to the time such information is furnished or caused to be furnished, and need not include information received after such date (excluding from any such list names and addresses received by the Trustee in its capacity as Debt Security registrar).

         SECTION 4.7 File statement by officers annually with the Trustee. Within 120 days after the close of the fiscal year ending February 29, 2004, and within 120 days after the close of each fiscal year thereafter, the Company will file with the Trustee a brief certificate from the chief executive officer, chief financial officer or treasurer as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this paragraph, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

         SECTION 4.8 Duties of Paying Agent. The Company will cause each Paying Agent for the Debt Securities of any series other than the Trustee to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee:

                  (a) that it will hold all sums held by it as such agent for the payment of the principal of, premium, if any, or interest on the Debt Securities of such series (whether such sums have been paid to it by the Company or by any other obligor on the Debt Securities of such series) in trust for the benefit of the holders of the Debt Securities of such series;

                  (b) that it will give the Trustee written notice of any failure by the Company (or by any other obligor on the Debt Securities of such series) to make any payment of the principal of, premium, if any, or interest on the Debt Securities of such series when the same shall be due and payable; and

                  (c) that it will, at any time during the continuance of any Event of Default with respect to such series, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

If the Company acts as its own Paying Agent for the Debt Securities of any series, it will, on or before each due date of the principal of, premium, if any, or interest on the Debt Securities of such series, set aside and segregate and hold in trust for the benefit of the holders of the Debt Securities of such series a sum sufficient to pay such principal, premium, if any, or interest and will notify the Trustee of such action or any failure to take such action.

         Whenever the Company shall have one or more Paying Agents for any series of Debt Securities, it will, on or before each due date of the principal of, premium, if any, or interest on any Debt Securities of such series, deposit with the Paying Agent or Agents for the Debt Securities of such series a sum, by 10:00 a.m. New York time in immediately available funds on the payment date, sufficient to pay the principal, premium, if any, or interest so becoming due with respect to the Debt Securities of such series, and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee in writing of any failure so to act.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture with respect to the Debt Securities of one or more series or for any other purpose, pay, or by Company order direct any Paying Agent for such series to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such payment.

         Anything in this Section 4.8 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 4.8 shall be subject to the provisions of Section 6.3.

                                   ARTICLE V

                   REDEMPTION OF DEBT SECURITIES; SINKING FUND

         SECTION 5.1 Applicability of Article. Debt Securities of any series which are redeemable before their stated maturity at the election of the Company or through the operation of any sinking fund for the retirement of Debt Securities of such series shall be redeemable in accordance with their terms established pursuant to Section 2.2 and (except as otherwise established pursuant to Section 2.2 for Debt Securities of such series) in accordance with this Article.

         SECTION 5.2 Notice of redemption to be given to Trustee - deposit of cash (or other form of payment) with Trustee - selection by Trustee of Debt Securities to be redeemed. Not less than 30 days (or such lesser number of days as the Trustee shall approve) nor more than 60 days (or such greater number of days as the Trustee shall approve) prior to the date fixed by the Company for the redemption at the option of the Company of any Debt Securities of any series which are subject to redemption or portions thereof, the Company shall give written notice, by delivering a Company Order to the Trustee, stating the aggregate principal amount of Debt Securities of such series which the Company elects to redeem and the date and place fixed for redemption, that the Company, in the case of any redemption of Debt Securities subject to any restrictions on such redemption provided in the terms of Debt Securities of such series established pursuant to Section 2.2 or elsewhere in this Indenture, is in compliance with such restrictions. On or before 10:00 a.m. New York time of the date fixed for redemption, the Company shall deposit with the Trustee or the Paying Agent money in immediately available funds on such redemption date (or other form of payment if permitted by the terms of such Debt Securities) in an amount sufficient to redeem on the date fixed for redemption all the Debt Securities of such series or portions thereof to be redeemed, other than any Debt Securities of such series called for redemption on such date which have been converted prior to the date of such deposit, at the appropriate redemption price, together with any accrued interest to the date fixed for redemption. If less than all the Debt Securities then Outstanding of such series are to be redeemed, the Trustee shall select, substantially pro rata or by lot, in such manner as it shall deem appropriate and fair, in its sole discretion, the numbers of the Debt Securities to be redeemed as a whole or in part, and shall thereafter promptly notify the Company in writing of the numbers of the Debt Securities to be redeemed; provided, however, that Debt Securities of such series registered in the name of the Company shall be excluded from any such selection for redemption until all Debt Securities of such series not so registered shall have been previously selected for redemption. For the purpose of such selection in case of redemption of less than all of the Debt Securities of any series, the Trustee and the Company shall have the option to treat as Outstanding Debt Securities any Debt Securities of such series which are surrendered for conversion after the fifteenth day immediately preceding the mailing of the notice of such redemption, and need not treat as Outstanding Debt Securities any Debt Securities authenticated and delivered during such period in exchange for the unconverted portion of any Debt Securities converted in part during such period. In case any series of Debt Securities shall be redeemed in part only, the notice of redemption shall specify the principal amount thereof to be redeemed and shall state that, upon surrender thereof for redemption, a new Debt Security or new Debt Securities of the same series of an aggregate principal amount equal to the unredeemed portion of such Debt Security will be issued in lieu thereof; and in such case the Company shall execute and the Trustee or the Authenticating Agent shall authenticate and deliver such new Debt Security or Debt Securities of such series to or upon the written order of the holder of Debt Securities, at the expense of the Company. Provisions of this Indenture that apply to Debt Securities called for redemption also apply to portions of Debt Securities called for redemption.

         Upon or after the receipt of such notice, the Trustee, in the name of the Company and as its agent, shall mail by first-class mail, postage prepaid, to each registered holder of a Debt Security to be redeemed in whole or in part at his last address appearing on the registration books of the Company, a notice of redemption. Such notice of redemption shall identify the Debt Securities to be so redeemed in whole or in part and whether such Debt Securities are to be redeemed in whole or in part and shall state: (i) the date fixed for redemption;
(ii) the redemption price at which Debt Securities are to be redeemed and method of payment, if other than in cash; (iii) if applicable, the current conversion price or rate; (iv) if applicable, that the right of the holder of Debt Securities to convert Debt Securities called for redemption shall terminate at the close of business on the date fixed for redemption (or such other day as may be specified as contemplated by Section 2.2 for Debt Securities of any series);
(v) if applicable, that holders of Debt Securities who want to convert Debt Securities called for redemption must satisfy the requirements for conversion contained in such Debt Securities; (vi) that, subject to Section 13.4, interest, if any, accrued to the date fixed for redemption will be paid as specified in said notice and that on and after said date interest thereon shall cease to accrue; (vii) the provision of the Debt Security or this Indenture under which the redemption is being made; and (viii) that the Company so elects to redeem such Debt Securities or portions thereof at the place or places specified in such notice. Such notice shall be mailed not later than the tenth, and not earlier than the sixtieth, day before the date fixed for redemption. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice; and failure duly to give such notice by mail, or any defect in such notice, to the holder of any series of Debt Securities designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Debt Security.

         The Company shall pay to the Trustee the cost of mailing notices of redemption and any other necessary expenses incurred by the Trustee in connection therewith.

         SECTION 5.3 Debt Securities called for redemption to become due - rights of holders of redeemed Debt Securities - return of funds on conversion. The notice of election to redeem having been mailed as hereinbefore provided, the Debt Securities or portions thereof called for redemption shall become due and payable on the redemption date at the applicable redemption price, together with interest accrued to the date fixed for redemption, at the place or places specified in such notice, and if cash (or other form of payment if permitted by the terms of such Debt Securities) in the amount necessary to redeem such Debt Securities or portions thereof has been deposited with the Trustee, interest on such Debt Securities or portions thereof shall cease to accrue from and after the date fixed for redemption (unless the Company shall default in the payment of the redemption price, plus accrued interest, if any) and the right to convert such Debt Securities or portions thereof, if the terms of such Debt Securities provide for conversion pursuant to Section 2.2, shall terminate at the close of business on the date fixed for redemption or such other day as may be specified as contemplated by Section 2.2 for Debt Securities of such series. The respective registered holders of Debt Securities or portions thereof so called for redemption shall be entitled to receive payment of the applicable redemption price, together with interest accrued to the date fixed for redemption on or after the date fixed for redemption (unless the Company shall default in the payment of the redemption price, plus accrued interest, if any), upon presentation and surrender at the place or places of payment specified in such notice. Notwithstanding the foregoing, subject to Section 13.4, if the record date for payment of interest is on or prior to the redemption date, such interest shall be payable to the persons who are holders of such Debt Securities on such record date according to the terms of such Debt Securities and Section 2.12.

         If any series of Debt Securities called for redemption pursuant to
Section 5.1 is converted pursuant to Article XIII, any monies deposited with the Trustee for the purpose of paying or redeeming any such Debt Security shall be promptly paid to the Company.

         SECTION 5.4 Credits against sinking fund. Against any one or more sinking fund payments to be made pursuant to the terms of the Debt Securities of any series providing for a sinking fund, the Company may elect, by delivery of an Officers' Certificate to the Trustee, at least 45 days prior to the sinking fund payment date (or such shorter period as may be acceptable to the Trustee or is otherwise specified as contemplated by Section 2.2 for Debt Securities of any series), to take credit for any Debt Securities of such series or portions thereof acquired or redeemed by the Company, pursuant to the terms of such Debt Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Debt Securities, which have not previously been used by the Company for the purposes permitted in this Section
5.4 and for any Debt Securities which have been converted pursuant to the terms of such Debt Securities. Such Debt Securities shall be received and credited for such purpose by the Trustee at the redemption price specified in such Debt Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly. Upon any such election the Company shall receive credit against such sinking fund payments required to be made in the order in which they are to be made. Any series of Debt Securities for which credit is elected to be taken which shall not theretofore have been delivered to the Trustee for cancellation shall at the time of such election be delivered to the Trustee for cancellation by the Trustee.

         SECTION 5.5 Redemption through sinking fund. Each sinking fund payment made under the terms of the Debt Securities of any series established pursuant to Section 2.2 shall be applied to the redemption of Debt Securities of such series on the date for redemption specified in the Debt Securities of such series next succeeding such sinking fund payment date; provided, however, if at any time the amount of cash to be paid into the sinking fund for such series on the next succeeding such sinking fund payment date; provided, however, if at any time the amount of cash to be paid into the sinking fund for such series on the next succeeding sinking fund payment date, together with any unused balance of any preceding sinking fund payment or payments for such series, shall not exceed in the aggregate $10,000, the Trustee, unless requested by the Company, shall not give notice of the redemption of Debt Securities of such series through the operation of the sinking fund on the succeeding date for redemption specified in the Debt Securities of such series. At least 45 days (or such lesser number of days as the Trustee shall approve) prior to the date on which a sinking fund payment with respect to the Debt Securities of any series is due, the Company shall give written notice to the Trustee of the principal amount of Debt Securities of such series registered in the name of the Company (which shall be excluded from such redemption) and the Trustee shall select, substantially pro rata or by lot, in such manner as it shall deem appropriate and fair, the principal amount of Debt Securities of such series to be redeemed in accordance with the terms of the Debt Securities of such series after allowance for any credit elected under Section 5.4 and shall, in the name and at the expense of the Company and as its agent, give notice of such redemption, all in the manner provided for in Section 5.2, except that such notice shall state that the Debt Securities of such series are being redeemed for the sinking fund. The notice of redemption having been mailed as hereinbefore provided, the Debt Securities or portions thereof called for redemption shall become due and payable on the next succeeding date for redemption specified in the Debt Securities of such series at the sinking fund redemption price thereof, all in the manner and with the effect provided for in Section 5.3.

         Any sinking fund payment not so required to be applied to the redemption of Debt Securities of any series on the date for redemption specified in the Debt Securities of such series next succeeding any sinking fund payment date may, at the direction of the Company as evidenced by a Company Order, be applied by the Trustee prior to the forty-fifth day preceding the next following sinking fund payment date for such series, in such manner and from time to time, in such amount as the Company may direct the Trustee in writing, so far as such moneys shall be adequate, to the purchase for the sinking fund of Debt Securities of such series or portions thereof, in the open market, from the Company or otherwise, at prices (exclusive of accrued interest and brokerage commissions) not in excess of the sinking fund redemption price for such series. The Company agrees to pay to the Trustee, upon request, accrued interest and brokerage commissions paid by the Trustee with respect to any Debt Securities of such series so purchased by the Trustee and such accrued interest and brokerage commissions shall not be charged against the sinking fund for such series.

         Any unused balance of sinking fund moneys with respect to Debt Securities of any series remaining in the hands of the Trustee on the forty-fifth day preceding the sinking fund payment date for such series in any year shall be added to any sinking fund payment for such series to be made in cash in such year, and together with such payment, if any, shall be applied to the redemption or purchase of Debt Securities of such series in accordance with the provisions of this Section 5.5, provided that any sinking fund moneys so remaining in the hands of the Trustee after the date specified in the Debt Securities of such series and not utilized in the purchase of Debt Securities of such series as provided in this Section 5.5 shall be applied by the Trustee to the payment of Debt Securities at maturity.

         SECTION 5.6 Debt Securities no longer Outstanding after notice to Trustee and deposit of cash. If the Company, having given notice to the Trustee as provided in Section 5.1 or 5.2, shall have deposited with the Trustee or the Paying Agent, for the benefit of the holders of any Debt Securities of any series or portions thereof called for redemption in whole or in part cash or other form of payment if permitted by the terms of such Debt Securities (which amount shall be immediately due and payable to the holders of such Debt Securities or portions thereof) in the amount necessary so to redeem all such Debt Securities or portions thereof on the date fixed for redemption and provision satisfactory to the Trustee shall have been made for the giving of notice of such redemption, such Debt Securities, or portions thereof, shall thereupon, for all purposes of this Indenture, be deemed to be no longer Outstanding, and the holders thereof shall be entitled to no rights thereunder or hereunder, except the right to receive payment of the applicable redemption price, together with interest accrued to the date fixed for redemption, on or after the date fixed for redemption of such Debt Securities or portions thereof and the right to convert such Debt Securities or portions thereof, if the terms of such Debt Securities provide for convertibility pursuant to Section 2.2, at or prior to the close of business on the date fixed for redemption.

         SECTION 5.7 Conversion arrangement on call for redemption. In connection with any redemption of Debt Securities, the Company may arrange for the purchase and conversion of any Debt Securities called for redemption by an agreement with one or more investment bankers or other purchasers to purchase such Debt Securities by paying to the Trustee or the Paying Agent in trust for the holders of Debt Securities, on or before 10:00 a.m. New York time on the redemption date, an amount no less than the redemption price, together with interest, if any, accrued to the redemption date of such Debt Securities, in immediately available funds. Notwithstanding anything to the contrary contained in this Article V, the obligation of the Company and the Guarantors to pay the redemption price of such Debt Securities, including all accrued interest, if any, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, any Debt Securities not duly surrendered for conversion by the holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such holders and (notwithstanding anything to the contrary contained in Article XIII) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the last day on which Debt Securities of such series called for redemption may be converted in accordance with this Indenture and the terms of such Debt Securities, subject to payment of the above amount aforesaid. The Trustee or the Paying Agent shall hold and pay to the holders of Debt Securities whose Debt Securities are selected for redemption any such amount paid to it in the same manner as it would moneys deposited with it by the Company for the redemption of Debt Securities. Without the Trustee's and the Paying Agent's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Debt Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Company agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Debt Securities between the Company and such purchasers, including the costs and expenses incurred by the Trustee and the Paying Agent in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.

                                   ARTICLE VI

                     SATISFACTION AND DISCHARGE OF INDENTURE

         SECTION 6.1 Satisfaction and discharge of Indenture with respect to Debt Securities of any series. If (a) the Company shall deliver to the Trustee for cancellation all Debt Securities of any series theretofore authenticated (other than any such Debt Securities which shall have been destroyed, lost or stolen and in lieu of or in substitution for which other such Debt Securities shall have been authenticated and delivered or Debt Securities for whose payment money (or other form of payment if permitted by the terms of such Debt Securities) has theretofore been held in trust and thereafter repaid to the Company, as provided in Section 6.3) and not theretofore cancelled, or (b) the Company shall irrevocably deposit (subject to Section 6.3) with the Trustee or Paying Agent as trust funds the entire amount in cash or U.S. Government Obligations sufficient to pay at maturity or upon redemption all of the Debt Securities of such series (other than any Debt Securities which shall have been destroyed, lost or stolen and in lieu of or in substitution for which other Debt Securities shall have been authenticated and delivered or Debt Securities for whose payment money (or other form of payment if permitted by the terms of such Debt Securities) has theretofore been held in trust and thereafter repaid to the Company, as provided in Section 6.3) not theretofore paid, surrendered or delivered to the Trustee for cancellation, including the principal, premium, if any, and interest due or to become due to such date of maturity or redemption date, as the case may be, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company and the Company shall deliver to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that in the opinion of the signers all conditions precedent to the satisfaction and discharge of this Indenture with respect to the Debt Securities of such series have been complied with (and, in the event that such deposit shall be made more than one year prior to the maturity of the Debt Securities of such series, such Opinion of Counsel shall also state that such deposit will not result in an obligation of the Company, the Trustee or the trust fund created by such deposit to register as an investment company under the Investment Company Act of 1940, as amended) and a certificate (upon which the Trustee may rely) of a firm of independent public accounts of recognized national standing selected by the Board of Directors (who may be the regular accountants employed by the Company) stating that the cash, if any, and U.S. Government Obligations, if any, deposited as set forth above are sufficient to pay at maturity or upon redemption all of the Debt Securities of such series as set forth above, then, except with respect to the remaining rights of conversion of any Debt Securities the terms of which provide for conversion (which shall continue in full force and effect pursuant to the terms set forth in Article XIII to the extent provided for in such terms) or to rights of exchange or registration of transfer or of the Company's right of optional redemption of any Debt Securities of such series, this Indenture shall cease to be of further effect with respect to the Debt Securities of such series, and the Trustee, on demand of and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture with respect to the Debt Securities of such series. Notwithstanding the satisfaction and discharge of this Indenture with respect to the Debt Securities of such series, the obligations of the Company and the Guarantors to the Trustee under Section 11.2 shall survive, and if moneys or U.S. Government Obligations shall have been irrevocably deposited with the Trustee or Paying Agent pursuant to clause (b) of this Section, the obligations of the Trustee under Section 6.2 and the first paragraph of Section 6.3 shall survive.

         In order to have money available on a payment date to pay the principal of, premium, if any, or interest, if any, on the Debt Securities, the U.S. Government Obligations shall be payable as to principal or interest on or before such payment date in such amounts as will provide the necessary money. Such U.S. Government Obligations shall not be callable at the issuer's option.

         SECTION 6.2 Deposits for payment or redemption of Debt Securities to be held in trust. Subject to the provisions hereinafter contained in this Article VI, any moneys or U.S. Government Obligations (or other form of payments if permitted by the terms of such Debt Security) which at any time shall be deposited by the Company, or on its behalf with the Trustee or Paying Agent, for the purpose of paying or redeeming any of the Debt Securities of any series shall be held in trust and applied by the Trustee to the payment to the holders of the particular Debt Securities for the payment or redemption of which such moneys (or other form of payments if permitted by the terms of such Debt Security) have been deposited, of all sums due and to become due thereon for principal, premium, if any, and interest, upon presentation and surrender of such Debt Securities at the office or agency of the Company maintained as provided in this Indenture. Neither the Company nor the Trustee (except as provided in Section 11.2) nor any Paying Agent shall be required to pay interest on any moneys so deposited.

         SECTION 6.3 Repayment of moneys. Any moneys or U.S. Government Obligations deposited with the Trustee or any Paying Agent remaining unclaimed by the holders of Debt Securities for two years after the date upon which the principal of or interest on such Debt Securities shall have become due and payable, shall (unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law) be repaid to the Company by the Trustee or Paying Agent and such holders shall (unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law) thereafter be entitled to look to the Company only for payment thereof; provided, however, that, before being required to make any such payment to the Company, the Trustee or Paying Agent may, at the expense and written direction of the Company, cause to be published once, in an Authorized Newspaper, a notice that such moneys remain unclaimed and that, after the date set forth in said notice, the balance of such moneys then unclaimed will be returned to the Company.

         Upon satisfaction and discharge of this Indenture, all moneys then held by any Paying Agent other than the Trustee hereunder shall, upon demand of the Company, be repaid to it and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

         The Trustee or any Paying Agent shall deliver or pay to the Company from time to time upon a request in writing by the Company any moneys or U.S. Government Obligations (or the principal or interest on such U.S. Government Obligations) held by it as provided in Section 6.1 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof to the Trustee, are then in excess of the amount thereof which then would have been required to be deposited for the purpose for which such money or U.S. Government Obligations were deposited or received.

                                  ARTICLE VII

                              REMEDIES UPON DEFAULT

         SECTION 7.1 Events of Default defined -- acceleration of maturity upon default -- waiver of default after acceleration. The following events are hereby defined for all purposes of this Indenture (except where the term is otherwise defined for specific purposes) as Events of Default with respect to Debt Securities of a particular series, unless it is either inapplicable to a particular series or is specifically deleted or modified as contemplated by
Section 2.2 for the Debt Securities of such series, in addition to any other events as may be defined as Events of Default pursuant to Section 2.2 for the Debt Securities of such series:

                  (a) Failure of the Company to pay or provide for payment of the principal of or premium, if any, on any of the Debt Securities of such series, when and as the same shall become due and payable, whether at maturity thereof, by call for redemption, through any mandatory sinking fund, by redemption at the option of the holder of any series of Debt Securities pursuant to the terms of such Debt Security, by declaration of acceleration or otherwise; or

                  (b) Failure of the Company to pay or provide for payment of any installment of interest on any of the Debt Securities of such series, when and as the same shall become due and payable, which failure shall have continued for a period of 30 days; or

                  (c) Failure of the Company or the Guarantors to perform or observe any other of the covenants or agreements on the part of the Company or the Guarantors in this Indenture or in the Debt Securities of such series (other than a covenant or agreement which has expressly been included in this Indenture solely for the benefit of Debt Securities of any series other than that series or is expressly made inapplicable to the Debt Securities of such series pursuant to Section 2.2) or in the Guarantees, which failure shall have continued for a period of 90 days after written notice by certified or registered mail given to the Company or the Guarantors, as the case may be, by the Trustee hereunder or to the Company and to the Trustee from the holders of not less than 25% of the aggregate principal amount of Debt Securities then Outstanding of such series under this Indenture specifying such Event of Default or failure and requesting that it be remedied and stating that such notice is a notice of an event which, if continued for 90 days after such written notice, will become an Event of Default;

                  (d) The institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking relief under any Bankruptcy Law or the consent by it to the institution of proceedings thereunder or consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by the Company of an assignment for the benefit of creditors, or the admission by the Company in writing of its inability to pay its debts generally as they become due;

                  (e) The entry of a decree or order by a court having jurisdiction for relief in respect of the Company, or adjudging the Company a bankruptcy or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any Bankruptcy Law or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 180 consecutive days; or

                  (f) any Guarantee of any Guarantor that is a Significant Subsidiary shall for any reason cease to be, or be asserted in writing by any such Guarantor thereof or the Company not to be, in full force and effect and enforceable in accordance with its terms (other than by reason of the termination of this Indenture or the release of any such Guarantee in accordance with this Indenture), provided, however, that if the Company or any Guarantor asserts in writing that any Guarantee is not in full force and effect and enforceable in accordance with its terms, such assertion shall not constitute an Event of Default for purposes of this subsection (f) if (i) such written assertion is accompanied by an Opinion of Counsel to the effect that, as a matter of law, the defect or defects rendering such Guarantee unenforceable can be remedied within 10 days of the date of such assertion, (ii) the Company or such Guarantor delivers an Officers' Certificate to the effect that the Company or such Guarantor represents that such defect or defects shall be so remedied within such 10-day period, and (iii) such defect or defects are in fact so remedied within such 10-day period: and provided, further, that notwithstanding anything to the -------- ------- contrary in this subsection (f), any reduction in the maximum amount of any such Guarantee in accordance with Article V shall not be an Event of Default hereunder.

         If one or more Events of Default shall occur and be continuing with respect to Debt Securities then Outstanding of any series, then, and in each and every such case, either the Trustee, by notice in writing to the Company, or the holders of not less than 25% in aggregate principal amount of the Debt Securities then Outstanding of such series, by notice in writing to the Company and to the Trustee, may declare the principal amount (or, if the Debt Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of the Debt Securities of such series) of all Debt Securities of such series and/or such other amount or amounts as the Debt Securities or supplemental indenture with respect to such series may provide, if not already due and payable, to be immediately due and payable; and upon any such declaration all Debt Securities of such series shall become and be immediately due and payable, anything in this Indenture or in any of the Debt Securities of such series contained to the contrary notwithstanding. This provision, however, is subject to the condition that if, at any time after the principal of (and/or such other specified amount on) the Debt Securities of such series shall so become due and payable, and before any judgement or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Debt Securities of such series and the principal of (and/or such other specified amount) and premium, if any, on any and all Debt Securities of such series which shall have become due otherwise than by acceleration, with interest on such principal (and/or such other specified amount) and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest, at the rate specified in the Debt Securities of such series (or, if no such rate is specified, at the rate borne by the Debt Securities of such series), to the date of such payment or deposit, and the reasonable compensation and expenses of the Trustee, and any and all defaults under this Indenture with respect to the Debt Securities of such series, other than the nonpayment of principal of (and/or such other specified amount) or premium, if any, and accrued interest on Debt Securities of such series which shall have become due by acceleration, shall have been remedied, then and in every such case the Trustee shall, upon written request or consent of the holders of a majority in aggregate principal amount of the Debt Securities then Outstanding of such series delivered to the Company and to the Trustee, waive such default and its consequences and rescind or annul such declaration and its consequences, but no such waiver, rescission or annulment shall extend to or affect any subsequent default, or impair any right consequent thereon.

         For all purposes under this Indenture, if the portion of the principal amount as may be specified in the terms of any Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, payment of such portion of the principal amount thereof, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities.

         SECTION 7.2 Covenant of Company to pay to Trustee whole amount due on default in payment of Principal or interest - Trustee may recover judgment for whole amount due - application of moneys received by the Trustee. In case the Company or any Guarantor shall commit an Event of Default with respect to the Debt Securities of any series described in Section 7.1(a) or (b) or any Guarantee, then, upon demand of the Trustee, the Company and the Guarantors shall pay to the Trustee, for the benefit of the holders of the Debt Securities then Outstanding of such series, the whole amount which then shall have become due on all such Debt Securities of such series for principal, premium, if any, and interest, with interest on the overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) upon overdue installments of interest, at the rate specified in the Debt Securities of such series (or, if no such rate is specified, at the rate borne by the Debt Securities of such series), and in addition thereto, such additional amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, liabilities, disbursements and advances of the Trustee, any predecessor Trustee, their agents and counsel. In case the Company or the Guarantors shall pay the same in accordance with the provisions of this Section 7.2 and, prior to such payment neither the Trustee nor the holders of the Debt Securities then Outstanding of such series shall have taken any steps to begin enforcing their rights under this Indenture and so long as no additional Event of Default with respect to the Debt Securities of such series shall have occurred, from and after such payment, the Event of Default giving rise to the demand by the Trustee pursuant to this Section 7.2 shall be deemed to be no longer continuing and shall be deemed to have thereupon been remedied, cured or waived without further action upon the part of either the Trustee or any of the holders of Debt Securities. In case the Company or the Guarantors shall fail to pay the same forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute any judicial proceedings at law or in equity for the collection of the sums so due and unpaid and may prosecute such proceedings to judgment or final decree, and may enforce the same against the Company or the Guarantors or any other obligor upon the Debt Securities of such series and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or the Guarantors or any other obligor upon the Debt Securities of such series, wherever situated. The right of the Trustee to recover such judgment shall not be affected by the exercise of any other right, power or remedy for the enforcement of the provisions of this Indenture.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company, the Guarantors or any other obligor upon the Debt Securities or the property of the Company, the Guarantors or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of any Debt Securities shall then be due and payable as therein expressed or by declaration of acceleration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered to file and prove a claim for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Debt Securities of any series for which it serves as Trustee and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, any predecessor Trustee, their agents and counsel) and of the holders of Debt Securities of such series allowed in such judicial proceeding, and to receive payment of or on account of such claims and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any judicial proceeding is hereby irrevocably authorized and instructed by each of the holders of Debt Securities of such series to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the holders of Debt Securities of such series, to pay to the Trustee any amount due it or any predecessor Trustee, for compensation and expenses, including counsel fees incurred up to the date of such distribution. Nothing contained in this Indenture shall be deemed to give to the Trustee any right to accept or consent to any plan of reorganization, arrangement, adjustment or composition affecting the holders of Debt Securities or the rights of any holder of Debt Securities, or to authorize the Trustee to vote in respect of the claim of any holder of Debt Securities in any such proceeding; provided, however, that the Trustee may, on behalf of the holders of Debt Securities, vote for the election of a trustee in bankruptcy or similar official and may be a member of any creditors' committee.

         Any moneys or property received by the Trustee under this Section 7.2 shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such moneys or property on account of principal, premium, if any, or interest, upon presentation of the several Debt Securities of the series in respect of which such moneys were received, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

                  First: To the payment of costs and expenses of collections, and reasonable compensation to the Trustee, its agents, attorneys and counsel, and all advances made and expenses and liabilities incurred by the Trustee, except as a result of its negligence or bad faith and all other amounts owing to the Trustee or any predecessor Trustee pursuant to Section 11.2 hereof;

                  Second: In case the principal of the Outstanding Debt Securities in respect of which such moneys were received shall not have become due and be unpaid, to the payment of interest on such Debt Securities, in the order of the maturity of the installments of such interest, with interest (so far as may be lawful) upon the overdue installments of interest at the rate specified in such Debt Securities (or, if no such rate is specified, at the rate borne by the Debt Securities of such series), such payments to be made ratably to the persons entitled thereto;

                  Third: In case the principal of the Outstanding Debt Securities in respect of which such moneys were received and/or such other amount or amounts as the Debt Securities or supplemental indenture with respect to such series shall provide, shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon such Debt Securities for principal (and/or such other specified amount), premium, if any, and interest, with interest on the overdue principal (and/or such other specified amount), premium, if any, and (so far as may be lawful) upon overdue installments of interest, at the rate specified in such Debt Securities

         (or, if no such rate is specified, at the rate borne by the Debt Securities of such series), and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon such Debt Securities, then to the payment of such principal (and/or such other specified amount), premium, if any, and interest, with interest on the overdue principal (and/or such other specified amount), premium, if any, and (so far as may be lawful) upon overdue installments of interest, at the rate specified in such Debt Securities (or, if no such rate is specified, at the rate borne by the Debt Securities of such series), without preference or priority of principal (and/or such other specified amount) and premium, if any, over interest, or of interest over principal (and/or specified amount) and premium, if any, or of any installment of interest over any other installment of interest, or of any such Debt Security over any other such Debt Security, ratably to the aggregate of such principal (and/or such other specified amount), premium, if any, and accrued and unpaid interest; and

                  Fourth: To the payment of the remainder, if any, to the Company, its successors or assigns, or to whomever may be so lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

         SECTION 7.3 Trustee may enforce rights of action without possession of Debt Securities. All rights of action under this Indenture or any of the Debt Securities Outstanding of any series hereunder enforceable by the Trustee may be enforced by the Trustee without the possession of any of the Debt Securities or the production thereof at the trial or other proceedings relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought for the ratable benefit of the holders of the Debt Securities with respect to which the rights are being exercised, subject to the provisions of this Indenture.

         SECTION 7.4 Delays or omissions not to impair any rights or powers accruing upon default. No delay or omission of the Trustee or of the holders of Debt Securities to exercise any rights or powers accruing upon any default which shall not have been remedied shall impair any such right or power, or shall be construed to be a waiver of any such default or acquiescence therein; and every power and remedy given by this Article VII to the Trustee and the holders of the Debt Securities of any series may be exercised from time to time and as often as may be deemed expedient by the Trustee or by the holders of the Debt Securities of such series.

         SECTION 7.5 In Event of Default Trustee may protect and enforce its rights by appropriate proceedings - holders of majority in aggregate Principal amount of Debt Securities of a series may waive default. If any one or more Events of Default shall happen and be continuing, the Trustee may, in its discretion, proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee, being advised by its counsel, shall deem most effectual to protect and enforce any of said rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific performance of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

         Provided the Debt Securities of any series shall not then be due and payable by reason of a declaration pursuant to Section 7.1 hereof, the holders of a majority in aggregate principal amount of the Debt Securities of such series then Outstanding may on behalf of the holders of all of the Debt Securities of such series waive by written notice any past default hereunder and its consequences, except a default in the payment of interest on or principal and premium, if any, of any of the Debt Securities of such series. In the case of any such waiver, the Company, the Guarantors, the Trustee and the holders of the Debt Securities of such series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         SECTION 7.6 Holders of majority in aggregate principal amount of Debt Securities of any series may direct exercise of remedies. The holders of a majority in aggregate principal amount of the Debt Securities then Outstanding of any series shall have the right, by an instrument in writing executed and delivered to the Trustee, to direct the time, method and place of conducting any proceedings for any remedy available to the Trustee, or of exercising any power or trust conferred upon the Trustee under this Indenture, with respect to the Debt Securities of such series; provided, however, that subject to the provisions of Section 11.1 of this Indenture, the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, determines that the action or proceedings so directed may not lawfully be taken or if the Trustee in good faith shall, by Responsible Officers, determine that the action or proceedings so directed would involve the Trustee in personal liability, or would be unduly prejudicial to the holders of the Debt Securities of such series not joining in such direction, it being understood that the Trustee (subject to Section 11.1) shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such holders, and the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

         SECTION 7.7 Limitation on suits by holders of Debt Securities. No holder of any Debt Security of any series shall have the right to institute any suit, action or proceeding, in equity or at law for the execution of any trust or power hereof, or for the enforcement of any other remedy under or upon this Indenture or the Debt Securities of such series, unless the holders of a majority in aggregate principal amount of the Debt Securities then Outstanding of such series shall have made written request upon the Trustee and shall have afforded to it a reasonable opportunity either to proceed to exercise the powers hereinbefore granted or to institute such suit, action or proceeding in its own name, as Trustee hereunder, and shall have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee shall have refused or neglected to comply with such request for 60 days after its receipt of such request and no direction inconsistent with such request shall have been given to the Trustee pursuant to
Section 7.6; it being understood and intended that no one or more holders of Debt Securities of any series shall have any right under this Indenture or under the Debt Securities, by his or their action, to enforce any right hereunder except in the manner herein provided, and that all proceedings hereunder, at law or in equity, shall be instituted, had and maintained in the manner herein provided and for the ratable benefit of all holders of the Debt Securities of such series. Notwithstanding any provision of this Indenture to the contrary, the right, which is absolute and unconditional, of any holder of Debt Securities to receive the payment of the principal of, premium, if any, and interest on his Debt Securities at and after the respective due dates (including maturity by call for redemption, through any sinking fund, declaration unless annulled pursuant to Section 7.1 hereof, or otherwise), of such principal, premium, if any, or interest, or the right, which is also absolute and unconditional, of any holder of Debt Securities to require conversion of his Debt Securities pursuant to Article XIII hereof if the terms of such Debt Securities provide for convertibility pursuant to Section 2.2, or the right to institute suit for the enforcement of any such payment at or after such due dates or of such right to convert, shall not be impaired or affected without the consent of such holder, and the obligation of the Company, which is also absolute and unconditional, to pay the principal of, premium, if any, and interest on each of the Debt Securities to the respective holders thereof at the times and places in the Debt Securities expressed shall not be impaired or affected.

         Notwithstanding anything to the contrary contained in this Section 7.7, the parties to this Indenture and the holders of Debt Securities agree as follows:

         Any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, however, that the provisions of this paragraph shall not apply to any suit instituted, directly or through an agent or agents, by the Trustee, to any suit instituted by any holder of Debt Securities of any series, or group of holders of Debt Securities of any series, holding in the aggregate more than 10% in aggregate principal amount of the Debt Securities then Outstanding of such series or to any suit instituted by any holder of Debt Securities of any series for the enforcement of the payment of the principal of, premium, if any, or interest on, any Debt Security of such series at or after the respective due dates of such principal, premium, if any, or interest expressed in his Debt Security of such series.

         SECTION 7.8 No Debt Securities owned or held by, for the account of or for the benefit of the Company to be deemed Outstanding for purpose of payment or distribution. No Debt Securities owned or held by, for the account of or for the benefit of the Company or any Affiliate (other than Debt Securities pledged in good faith which would be deemed Outstanding under the provisions of Section 3.3) shall be deemed Outstanding for the purpose of any payment or distribution provided for in this Article VII.

         SECTION 7.9 Company and Trustee restored to former position on discontinuance or abandonment of proceedings. If the Trustee shall have proceeded to enforce any right under this Indenture with respect to the Debt Securities of any series, and such proceedings shall have been discontinued or abandoned because of waiver, or for any other reason, or shall have been determined adversely to the Trustee, then, and in any such case, the Company, the Guarantors, the Trustee and the holders of Debt Securities of such series shall each be restored to their former positions and rights hereunder, and all rights, remedies and powers of the Trustee shall continue as though no such proceeding had been taken.

                                  ARTICLE VIII

                EVIDENCE OF ACTION BY HOLDERS OF DEBT SECURITIES

         SECTION 8.1 Evidence of action by holders of Debt Securities. Any demand, request, consent, proxy or other instrument which this Indenture may require or permit to be signed and executed by the holders of Debt Securities of any series may be in any number of concurrent instruments of similar tenor, and may be signed or executed by such holders of Debt Securities in person or by an attorney duly authorized in writing. Proof of the execution of any such demand, request, consent, proxy or other instrument, or of a writing appointing any such attorney, shall be sufficient for any purpose of this Indenture if made in the following manner: the fact and date of the execution by any person of such demand, request, consent, proxy or other instrument or writing may be proved by the certificate of any notary public, or other officer authorized to take acknowledgments of deeds to be recorded in any state or country, that the person signing such request or other instrument or writing acknowledged to him the execution thereof, or by an affidavit of a witness of such execution. Where such execution is by an officer of a corporation or association or a member of a partnership on behalf of such corporation, association or partnership, or by a trustee or other fiduciary, such certificate or affidavit shall also constitute sufficient proof of his authority. The Trustee may nevertheless in its discretion accept such other proof or require further proof of any matter referred to in this Section 8.1 as it shall deem reasonable. The ownership of Debt Securities shall be proved by the registry books or by a certificate of the registrar thereof.

         The Trustee shall not be bound to recognize any person as a holder of Debt Securities of any series unless and until his title to the Debt Securities of such series held by him is proved in the manner in this Article VIII provided.

         Any demand, request, discretion, waiver, consent, vote or other action of the holder of any series of Debt Securities shall be conclusive and shall bind all future holders of the same Debt Security and of any series of Debt Securities issued in exchange or substitution therefor irrespective of whether or not any notation in regard thereto is made upon such Debt Security. Any such holder, however, may revoke the consent as to his Debt Security or portion thereof. Such revocation shall be effective only if the Trustee receives the notice of revocation before the date the amendment, supplement, waiver or other action becomes effective. An amendment, supplement, waiver or other action shall become effective on receipt by the Trustee of written consents from the holders of Debt Securities of the requisite percentage in aggregate principal amount of the Outstanding Debt Securities of the relevant series. After an amendment, supplement, waiver or other action becomes effective, it shall bind every holder of Debt Securities of each series of Debt Securities so affected.

         The Company or the Trustee, as applicable, may set a date for the purpose of determining the holders of Debt Securities entitled to consent, vote or take any other action referred to in this Section 8.1, which date shall be not less than 10 days nor more than 60 days prior to the taking of the consent, vote or other action.

                                   ARTICLE IX

         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

         SECTION 9.1 Immunity of incorporators, stockholders, officers, directors and employees. No recourse shall be had for the payment of the principal of, premium, if any, or interest on any series of Debt Securities or for any claim based thereon or otherwise in any manner in respect thereof, or in respect of this Indenture, to or against any subsidiary, incorporator, stockholder, officer, director or employee, as such, past, present or future, of the Company or any subsidiary, incorporator, stockholder, officer, director or employee, as such, past, present or future, of any predecessor or successor corporation, partnership or limited liability company either directly or through the Company or such predecessor or successor corporation, partnership or limited liability company, whether by virtue of any constitutional provision or statute or rule of law, or by the enforcement of any assessment or penalty, or in any other manner, all such liability being expressly waived and released by the acceptance of any series of Debt Securities and as part of the consideration for the issue thereof.

                                   ARTICLE X

                      MERGER, CONSOLIDATION, SALE OR LEASE

         SECTION 10.1 Documents required to be filed with the Trustee upon consolidation, merger, sale, transfer or lease - execution of supplemental indentures - acts of successor corporation. Nothing in this Indenture or in the Debt Securities shall prevent any consolidation or merger of the Company or the Guarantors with or into any other corporation, partnership or limited liability company, or any consolidation or merger of any other corporation, partnership or limited liability company with or into the Company or any Guarantor, or any sale, transfer or lease of all or substantially all of the property and assets of the Company or any Guarantor to any other corporation, partnership or limited liability company lawfully entitled to acquire the same; provided, however, and the Company and the Guarantors hereby covenant and agree, that any consolidation or merger of the Company or the Guarantors with or into any other corporation, partnership or limited liability company or the sale, transfer or lease of all or substantially all of the property and assets of the Company and its subsidiaries on a consolidated basis shall be upon the condition that (a) the due and punctual payment of the principal of, premium, if any, and interest on all the Debt Securities according to their tenor, and the due and punctual performance and observance of all the terms, covenants and conditions of this Indenture to be kept or performed by the Company and the Guarantors shall, by an indenture supplemental hereto complying with the provisions of Section 12.1, executed and delivered to the Trustee, be expressly assumed by the corporation, partnership or limited liability company (other than the Company or the Guarantors) formed by or resulting from any such consolidation or merger, or which shall have received the transfer or lease of all or substantially all of the property and assets of the Company and its subsidiaries on a consolidated basis, just as fully and effectually as if such successor corporation, partnership or limited liability company had been an original party hereto; and
(b) the Company, the Guarantor or such successor corporation, partnership or limited liability company, as the case may be, shall not, immediately after such consolidation, merger, sale, transfer or lease be in default in the performance of any such covenant or condition. Thereafter, unless otherwise specified pursuant to Section 2.2 for the Debt Securities of any series, all obligations of the predecessor corporation, partnership or limited liability company under the Debt Securities of such series shall terminate. In the event of any such sale, transfer or lease, the predecessor Company or the Guarantor may be dissolved, wound up and liquidated at any time thereafter.

         Every such successor corporation, partnership or limited liability company, upon executing an indenture supplemental hereto as provided in this
Section 10.1 in form satisfactory to the Trustee, shall succeed to and be substituted for the Company and the Guarantors, as the case may be, with the same effect as if it had been named herein as the Company and the Guarantors; and any order, certificate or resolution of the Board or officers of the Company or the a Guarantor provided for in this Indenture may be made by like officials of such successor corporation, partnership or limited liability company. Such successor corporation, partnership or limited liability company may thereupon cause to be signed, either in its own name or in the name of the Company or the Guarantors, with such suitable reference, if any, to such consolidation, merger, sale, transfer or lease as may be required by the Trustee, any or all of the Debt Securities or Guarantees which shall not theretofore have been signed by the Company or the Guarantors and authenticated by the Trustee or any Authenticating Agent; and upon the written order of such successor corporation, partnership or limited liability company in lieu of the Company or any Guarantor, as the case may be, signed by the President or any Vice President (regardless of Vice Presidential designation) and the Chief Financial Officer, Treasurer or any Assistant Treasurer of such successor corporation, partnership or limited liability company, and subject to all the terms, conditions and restrictions herein prescribed with respect to the authentication and delivery of the Debt Securities and Guarantees, the Trustee or any Authenticating Agent shall authenticate and deliver any and all Debt Securities and Guarantees which shall have been previously signed by the proper officers of the Company and the Guarantors and delivered to the Trustee or any Authenticating Agent for authentication and any of such Debt Securities and Guarantees which such successor corporation, partnership or limited liability company shall thereafter, in accordance with the provisions of this Indenture, cause to be signed and delivered to the Trustee or any Authenticating Agent for such purpose. All Debt Securities of any series so authenticated and delivered shall in all respects have the same rank as the Debt Securities of such series theretofore or thereafter authenticated and delivered in accordance with the terms of this Indenture.

         Notwithstanding the foregoing, this Section 10.1 shall not apply in the event, and to the extent, that any such consolidation, merger, sale, transfer or lease described above is expressly permitted pursuant to the terms of any supplemental indenture governing any series of Debt Securities, provided that the Company or the applicable Guarantor (as the case may be) complies with all conditions set forth in such supplemental indenture for any such consolidation, merger, sale, transfer or lease.

         SECTION 10.2 Trustee may rely upon Opinion of Counsel. The Trustee may receive and shall, subject to the provisions of Section 11.1 of this Indenture, be fully protected in relying upon an Officers' Certificate and Opinion of Counsel as conclusive evidence that any supplemental indenture executed under the foregoing Section 10.1 complies with the foregoing conditions and provisions of this Article X.

ARTICLE XI

                             CONCERNING THE TRUSTEE

         SECTION 11.1 Acceptance of Trust - responsibilities of Trustee.

                  (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture or in the Trust Indenture Act of 1939, and no implied covenants or conditions shall be read into this Indenture against the Trustee. In case an Event of Default with respect to the Debt Securities of a particular series has occurred (but only during the continuance thereof), the Trustee shall exercise with respect to the Debt Securities of such series such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee pursuant to any provision of this Indenture, shall examine them to determine whether they conform to the requirements of this Indenture.

                  (b) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                           (i) prior to the occurrence of an Event of Default
                  with respect to the Debt Securities of any series hereunder and after the curing or waiving of all Events of Default with respect to the Debt Securities of such series which may have occurred, the Trustee shall not be liable with respect to the Debt Securities of such series except for the performance of such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee, but the duties and obligations of the Trustee with respect to the Debt Securities of such series, prior to the occurrence of an Event of Default with respect to the Debt Securities of such series and after the curing or waiving of all Events of Default with respect to the Debt Securities of such series which may have occurred, shall be determined solely by the express provisions of this Indenture;

                           (ii) Subject to the limitations contained in
                  subsection (a) of this Section 11.1, prior to the occurrence of an Event of Default with respect to the Debt Securities of any series hereunder and after the curing or waiving of all Events of Default with respect to the Debt Securities of such series which may have occurred, and in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed herein, upon certificates or opinions conforming to the requirements of this Indenture;

                           (iii) the Trustee shall not be personally liable for
                  any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                           (iv) the Trustee shall not be personally liable with
                  respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in aggregate principal amount of the Debt Securities then Outstanding of any series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Debt Securities of such series.

                  (c) Subject to the limitations contained in subsections (a) and (b) of this Section 11.1, the recitals contained herein and in the Debt Securities (except in the Trustee's certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debt Securities except that the Trustee represents that it is duly authorized to execute and deliver this Indenture and to perform its obligations hereunder.

                  (d) Subject to the limitations contained in subsections (a) and (b) of this Section 11.1:

                           (i) the Trustee may rely and shall be protected in
                  acting or refraining from action upon any resolution, certificate, opinion, notice, consent, request, order, appraisal, report, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                           (ii) before the Trustee acts or refrains from acting,
                  the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                           (iii) whenever in the administration of the trusts of
                  this Indenture, prior to an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof;

                           (iv) the Trustee shall be under no obligation to
                  exercise any of the trusts or powers hereof at the request, order or direction of any of the holders of Debt Securities, pursuant to the provisions of this Indenture, unless such holders of Debt Securities shall have offered to the Trustee reasonable indemnity against all the costs, expenses and liabilities which might be incurred therein;

                           (v) the Trustee shall not be liable for any action
                  taken or omitted to be taken by it in good faith and believed by it to be authorized or within the discretion or power conferred upon it by this Indenture;

                           (vi) prior to the occurrence of an Event of Default
                  with respect to the Debt Securities of any series hereunder and after the curing or waiving of all Events of Default with respect to the Debt Securities of such series which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, opinion, notice, consent, request, order, appraisal, report, bond or other document or instrument concerning such series, unless requested in writing to do so by the holders of not less than a majority in aggregate principal amount of the Debt Securities then Outstanding of such series; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee (subject to the limitations contained in subsections (a) and (b) of this
                  Section 11.1), not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding; and provided, further, that nothing in this subdivision (d)(vi) shall require the Trustee to give the holders of Debt Securities any notice other than that required by Section 11.3 hereof. The reasonable expense of every such investigation shall be paid by the Company or, if paid by the Trustee, shall be repaid by the Company upon demand;

                           (vii) the Trustee shall not be required to give any
                  bond or surety in respect of the performance of its powers and duties hereunder;

                           (viii) except for (i) a default under Sections 7.1(a)
                  or (b) hereof, or (ii) any other event which the Trustee has "actual knowledge" and which event, with the giving of notice or the passage of time or both, would constitute an Event of Default under this Indenture, the Trustee shall not be deemed to have notice of any default or Event of Default unless specifically notified in writing of such event by the Company or the holders of not less than 25% aggregate principal amount of the Debt Securities then outstanding; as used herein, the term "actual knowledge" means the actual fact or statement of knowing, without any duty to make any investigation with regard thereto;

                           (ix) the Trustee may execute any of the trusts or
                  powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                           (x) none of the provisions of this Indenture shall
                  require the Trustee to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         SECTION 11.2 Trustee to be entitled to compensation - Trustee not to be accountable for application of proceeds - moneys held by Trustee to be trust funds. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for services rendered by it in the execution of the trusts hereby created, and shall also be entitled to payment of reasonable expenses and disbursements actually made or incurred hereunder, including the reasonable fees and expenses of counsel, accountants and of all persons not regularly in its employ, and all taxes which may have been assessed against the Trustee as such or any funds on deposit with the Trustee. The Company also agrees to indemnify each of the Trustee and any predecessor Trustee for and hold it harmless against loss, liability or expense incurred arising out of or in connection with the acceptance or administration of this trust or performance of its duties hereunder, including the costs and expenses of defending itself against any claim of liability in the premises and the costs and expenses of enforcing this
Section 11.2, except to the extent that such loss, liability or expense is incurred due to the negligence or willful misconduct of the Trustee or predecessor Trustee. If any property other than cash shall at any time be subject to a lien in favor of the holders of Debt Securities, the Trustee, if and to the extent authorized by a receivership or bankruptcy court of competent jurisdiction or by the supplemental instrument subjecting such property to such lien, shall be entitled to make advances for the purpose of preserving such property or of discharging tax liens or other prior liens or encumbrances thereon. The obligations of the Company under this Section 11.2 to compensate the Trustee and to indemnify, pay or reimburse the Trustee or any predecessor Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the resignation or removal of the Trustee, the termination of this Indenture, and the satisfaction and discharge or any other termination pursuant to any Bankruptcy Law hereof. Such additional indebtedness shall be secured by a lien prior to that of the Debt Securities of all series with respect to which the Trustee acts as Trustee upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Debt Securities.

         The Trustee shall not be accountable for the use or application by the Company of any Debt Securities authenticated and delivered hereunder or of the proceeds of such Debt Securities, or for the use or application of any moneys paid over by the Trustee in accordance with any provision of this Indenture, or for the use or application of any moneys received by any paying agent.

         All moneys received by the Trustee in trust under or pursuant to any provision of this Indenture shall constitute trust funds for the purposes for which they were paid or were held, but need not be segregated in any manner from any other moneys and may be deposited by the Trustee, under such conditions as may be prescribed by law, in its general banking department, and the Trustee shall not be liable for any interest thereon, except as otherwise agreed with the Company.

         The parties hereto, and the holders of Debt Securities by their acceptance of their Debt Securities, hereby agree, that when the Trustee incurs expenses and renders services after an Event of Default occurs, such expenses and the compensation for such services are intended by the holders of the Debt Securities and Company to constitute expenses of administration under any Bankruptcy Law.

         SECTION 11.3 Trustee to give holders of Debt Securities notice of default. The Trustee shall give to the holders of Debt Securities of any series notice of the happening of all defaults with respect to the Debt Securities of such series known to it, within 90 days after the occurrence thereof unless such defaults shall have been cured before the giving of such notice; provided, however, that, except in the case of a default resulting from the failure to make any payment of principal of, premium, if any, or interest on the Debt Securities of any series, or in the payment of any mandatory sinking fund installment with respect to the Debt Securities of such series, the Trustee may withhold the giving of such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the holders of Debt Securities of such series. For the purpose of this Section 11.3, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default. Such notice shall be given to the holders of Debt Securities of such series in the manner and to the extent provided in subsection (c) of Section 11.10.

         SECTION 11.4 Trustee acquiring conflicting interest must eliminate it or resign. Reference is made to Section 310(b) of the Trust Indenture Act of 1939, as amended. There shall be excluded under Section 310(b)(1) thereof this Indenture with respect to the Debt Securities of any series other than the Debt Securities of the first series.

         SECTION 11.5 Eligibility of Trustee. There shall at all times be a corporate Trustee under this Indenture which shall be a bank or trust company organized and doing business under the laws of the United States or of any State or the District of Columbia and having a combined capital and surplus of not less than $50,000,000 which is authorized under the laws of its jurisdiction of incorporation to exercise corporate trust powers and is subject to supervision or examination by Federal, State or District of Columbia authority and which has an office or agency in New York, New York. If the Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, the combined capital of the Trustee shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If the Trustee shall at any time cease to meet the foregoing standards of eligibility, then such Trustee shall resign immediately in the manner and with the effect specified in Section 11.6.

         SECTION 11.6 Resignation or removal of Trustee.

                  (a) Subject to the limitations contained in subsection (d) of this Section 11.6, the Trustee may resign and be discharged from the trust hereby created with respect to the Debt Securities of one or more series by giving notice thereof to the Company and by giving notice thereof to the holders of Debt Securities of such series, in the manner and to the extent provided in subsection (c) of Section 11.10. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee or trustees (it being understood that any such successor trustee may be appointed with respect to the Debt Securities of one or more or all of such series with respect to which the resigning trustee has resigned and that at any time there shall be only one trustee with respect to the Debt Securities of any particular series) by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 60 days after the mailing of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any holder of Debt Securities of such series who has been a bona fide holder of a Debt Security or Debt Securities of such series for at least six months may on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

                  (b) In case at any time any of the following shall occur:

                           (1) the Trustee shall fail to comply with the
                  provisions of Section 11.4 with respect to the Debt Securities of any series after written request therefor by the Company or by any holder of Debt Securities of such series who has been a bona fide holder of a Debt Security or Debt Securities of such series for at least six months; or

                           (2) the Trustee shall cease to be eligible in
                  accordance with the provisions of Section 11.5 with respect to the Debt Securities of any series and shall fail to resign after written request therefor by the Company or by any such holder of Debt Securities; or

                           (3) the Trustee shall become incapable of acting, or
                  shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs then, in any such case, the Company may remove the Trustee with respect to all Debt Securities of such series and appoint a duly qualified successor trustee by written instrument, in duplicate, executed by order of the Board of Directors of the Company, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee so appointed, or, subject to the provisions of Section 7.7, any holder of Debt Securities who has been a bona fide holder of a Debt Security or Debt Securities of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Debt Securities of such series and the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a duly qualified successor trustee with respect to the Debt Securities of such series.

                  (c) The holders of a majority in aggregate principal amount of the Debt Securities then Outstanding of any series may at any time remove the Trustee and appoint a duly qualified successor trustee with respect to such series by delivery to the Trustee so removed, to the successor trustee and to the Company of the evidence provided for in
         Section 8.1 of the action in that regard taken by holders of Debt Securities.

                  (d) Any resignation or removal of the Trustee and any appointment of a duly qualified successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 11.7.

         SECTION 11.7 Acceptance by successor Trustee.

         (a) In case of the appointment hereunder of a successor trustee with respect to all Debt Securities, every duly qualified successor trustee so appointed under any of the methods herein provided shall execute, acknowledge and deliver to its predecessor trustee and to the Company an instrument in writing accepting such appointment hereunder and thereupon such successor trustee, without any further act, deed or conveyance, shall become fully vested with the rights, powers, trusts, duties and obligations of its predecessor in the trust hereunder with like effect as if originally named as Trustee herein. The predecessor trustee shall, nevertheless, at the written request of the successor trustee, pay over to the successor trustee all moneys at the time held by it herein; and the Company and the predecessor trustee upon payment or provision therefor of any amounts then due the predecessor trustee pursuant to the provisions of Section 11.2, shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, trusts, duties and obligations. The Company shall promptly give notice of the appointment of such successor trustee to the holders of Debt Securities in the manner and to the extent provided in subsection (c) of Section 11.10.

         (b) In case of the appointment hereunder of a successor trustee with respect to the Debt Securities of one or more (but not all) series, the Company, the predecessor trustee and each successor trustee with respect to the Debt Securities of such series shall execute and deliver an indenture supplemental hereto wherein each successor trustee shall accept such appointment and which
(i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor trustee all the rights, powers, trusts and duties of the predecessor trustee with respect to the Debt Securities of such series to which the appointment of such successor trustee relates, (ii) if the predecessor trustee is not retiring with respect to all Debt Securities of such series, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor trustee with respect to the Debt Securities of such series as to which the predecessor trustee is not retiring shall continue to be vested in the predecessor trustee, and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon

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

the execution and delivery of such supplemental indenture the resignation or removal of the predecessor trustee shall become effective to the extent provided therein and each such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the predecessor trustee with respect to the Debt Securities of such series to which the appointment of such successor trustee relates; but, on request of the Company or any successor trustee, such predecessor trustee upon payment of its charges shall duly assign, transfer and deliver to such successor trustee all property and money held by such predecessor trustee hereunder with respect to the Debt Securities of such series to which the appointment of such successor trustee relates. Upon request of any such successor trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights, powers and trusts referred to in this subsection (b) of this Section.

         SECTION 11.8 Successor to Trustee by merger or consolidation, etc. Any corporation or national banking association into which the Trustee may be merged, or with which it may be consolidated, or to which the Trustee transfers all or substantially all of its corporate trust assets, or any corporation or national banking association resulting from any merger or consolidation or conversion to which the Trustee shall be a party, shall be the successor trustee under this Indenture without the execution or filing of any instruments or any further act on the part of any of the parties hereto.

         In case at the time such successor trustee shall succeed to the trusts created by this Indenture any of the Debt Securities shall have been authenticated but not delivered, any such successor trustee may adopt the certificate of authentication of its predecessor trustee, and deliver such Debt Securities so authenticated; and in case at that time any of the Debt Securities shall not have been authenticated, any successor trustee may authenticate such Debt Securities either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Debt Securities or in this Indenture provided that the certificate of authentication of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor trustee or authenticate Debt Securities in the name of any predecessor trustee shall apply only to its successor or successors by merger, conversion or consolidation.

         SECTION 11.9 Limitations on right of Trustee as a creditor to obtain payment of certain claims. Reference is made to Section 311 of the Trust Indenture Act of 1939, as amended, for purposes of which the following terms shall have the following meanings:

                           (i) the term "cash transaction" shall mean any
                  transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand; and

                           (ii) the term "self-liquidating paper" shall mean any
                  draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares, or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

         SECTION 11.10 Trustee to make annual report to holders of Debt Securities - Trustee to make other reports to holders of Debt Securities - holders of Debt Securities to whom reports to be transmitted.

                  (a) The Trustee shall, so long as any Debt Securities are Outstanding of any series with respect to which it acts as Trustee, transmit to the holders of Debt Securities of such series, any report which is required to be transmitted to the holders of Debt Securities of such series pursuant to Section 313(a) of the Trust Indenture Act of 1939, as amended.

                  (b) The Trustee shall, so long as any Debt Securities of any series with respect to which it acts as Trustee shall be Outstanding, also transmit to the holders of Debt Securities of such series, as hereinafter provided, within the times hereinafter specified, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state the circumstances surrounding the making thereof) made by the Trustee, as such, since the date of the last report transmitted pursuant to the provisions of subsection (a) of this
         Section 11.10 (or if no such report has been so transmitted, since the date of the execution of this Indenture), for the reimbursement of which it claims or may claim a lien or charge prior to that of the Debt Securities of such series, on property or funds held or collected by the Trustee, as such, and which it has not previously reported pursuant to this subsection (b), if such advances remaining unpaid at any time aggregate more than 10% of the principal amount of the Debt Securities of such series then Outstanding, such report to be so transmitted within 90 days after such time.

                  (c) All reports required by this Section 11.10, and all other reports or notices which are required by any other provision of this Indenture to be transmitted in accordance with the provisions of this
         Section 11.10, shall be transmitted by mail: (i) to all registered holders of Debt Securities of such series, as the names and addresses of such holders appear upon the Debt Security register; (ii) to such holders of Debt Securities of such series as have, within the two years preceding such transmission, filed their names and addresses with the Trustee for that purpose; and (iii) except in the case of reports pursuant to subsection (b) of this Section 11.10, to all holders of Debt Securities of such series whose names and addresses have been furnished to or received by the Trustee pursuant to Section 4.6(d).

                  (d) The Trustee shall, at the time of the transmission to the holders of Debt Securities of any report or notice pursuant to this
         Section 11.10, file a copy thereof with the Securities and Exchange commission. The Company will notify the Trustee if and when the Debt Securities of any series become listed on any stock exchange and the Trustee will thereafter file a copy of any such report or notice with such stock exchange.

         SECTION 11.11 Preservation of information by Trustee - Trustee to give certain information to holders of Debt Securities upon application. The Trustee shall preserve, in as current a form as is reasonably practicable, all information furnished it pursuant to Section 4.6(d) hereof or received by it as Debt Security registrar hereunder. The Trustee may destroy such information upon receipt of new information updating information previously furnished.

         Within five Business Days after receipt by the Trustee or its designee of a written application by any three or more holders of Debt Securities stating that the applicants desire to communicate with other holders of Debt Securities with respect to their rights under this Indenture or under the Debt Securities, and accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, and by reasonable proof that each such applicant has owned a Debt Security or Debt Securities for a period of at least six months preceding such application, the Trustee or its designee shall, at its election, either (a) afford to such applicants access to all information so furnished to or received by the Trustee or its designee and not destroyed pursuant to the provisions of this Section 11.11, or (b) inform such applicants as to the

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

approximate number of holders of Debt Securities according to the most recent information so furnished to or received by the Trustee or its designee, and as to the approximate cost of mailing to the holders of Debt Securities the form of proxy or other communication, if any, specified in such application. If the Trustee or its designee shall elect not to afford to such applicants access to such information, the Trustee or its designee shall, upon the written request of such applicants, mail to all holders of Debt Securities whose names and addresses are contained in the then current information filed with the Trustee or its designee as aforesaid copies of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee or its designee of the material to be mailed and the payment, or provision for the payment, of the reasonable expenses of such mailing, unless within five Business Days after such tender, the Trustee or its designee shall mail to such applicants, and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee or its designee, such mailing would be contrary to the best interests of the holders of Debt Securities or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Securities and Exchange Commission, after granting opportunity for a hearing upon the objections specified in said written statement and on notice to the Trustee or its designee, shall enter an order refusing to sustain any of such objections, or, if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for a hearing, that all objections sustained have been met and shall enter an order so declaring, the Trustee or its designee shall mail copies of such material to all such holders of Debt Securities with reasonable promptness after such determination and the renewal of the aforesaid tender; otherwise the Trustee or its designee shall be relieved of any obligation or duty to such applicants respecting their application.

         Neither the Company, the Trustee or its designee nor any person acting as Debt Security registrar or paying agent shall be liable or accountable to the Company or to any holder of Debt Securities by reason of the disclosure of any such information as to the names and addresses of holders of Debt Securities in accordance with the provisions of this Section 11.11, regardless of the source from which such information was derived, nor by reason of the mailing of any material pursuant to a request made under this Section 11.11.

         SECTION 11.12 Trustee may hold Debt Securities and otherwise deal with Company. The Trustee, the Debt Security registrar, any paying agent or any other agent of the Company in its individual or any other capacity may buy, own, hold and sell any of the Debt Securities or any other evidences of indebtedness or other securities, whether heretofore or hereafter created or issued, of the Company or any subsidiary or Affiliate with the same rights it would have if it were not Trustee, Debt Security registrar, paying agent or such other agent; and subject to the provisions of this Article XI, the Trustee may engage or be interested in any financial or other transaction with the Company or any subsidiary or Affiliate, including, without limitation, secured and unsecured loans to the Company or any subsidiary or Affiliate; and may maintain any and all other general banking and business relations with the Company and any subsidiary or Affiliate with like effect and in the same manner and to the same extent as if the Trustee were not a party to this Indenture; and no implied covenant shall be read into this Indenture against the Trustee in respect of any such matters.

         SECTION 11.13 Trustee may comply with any rule, regulation or order of the Securities and Exchange Commission. The Trustee may comply in good faith with any rule, regulation or order of the Securities and Exchange Commission made pursuant to the terms and provisions of the Trust Indenture Act of 1939 and shall be fully protected in so doing notwithstanding that such rule, regulation or order may thereafter be amended or rescinded or determined by judicial or other authority to be invalid for any reason, but nothing herein contained shall require the Trustee to take any action or omit to take any action in accordance with such rule, regulation or order, except as is in this Indenture otherwise required.

         SECTION 11.14 Appointment of Authenticating Agent. The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Debt Securities which shall be authorized to act on behalf of the Trustee to authenticate Debt Securities of such series issued upon exchange, registration of transfer or partial redemption or partial conversion thereof, and if the Trustee is required to appoint one or more Authenticating Agents with respect to any series of Debt Securities, to authenticate Debt Securities of such series and to take such other actions as are specified in Sections 2.4, 2.8, 2.11, 5.2 and 13.3, and Debt Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Debt Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent (except in respect of original issue and Section 2.9). Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $1,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 11.14, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this
Section 11.14, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 11.14.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of such Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section 11.14, without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice or resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 11.14, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall provide notice to the holders of the Debt Securities of the series as to which the Authenticating Agent will serve as provided in Section 3.9. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 11.14.

         The Trustee agrees to pay each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 11.2.

         If an appointment with respect to one or more series is made pursuant to this Section 11.14, the Debt Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

         This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.

                           BNY Midwest Trust Company, as Trustee



                           By:
                                ------------------------------------------------
                                 As Authenticating Agent



                           By:
                                ------------------------------------------------
                                 Authorized Officer

         If all of the Debt Securities of a series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Debt Securities upon original issuance located where the Company wishes to have Debt Securities of such series authenticated upon original issuance, the Trustee, if so requested by the Company in writing (which writing need not comply with Section 3.8 and need not be accompanied by an Opinion of Counsel), shall appoint in accordance with this Section 11.14 an Authenticating Agent having an office in a place designated by the Company with respect to such series of Debt Securities.

                                  ARTICLE XII

                                              SUPPLEMENTAL INDENTURES

         SECTION 12.1 Company and Trustee may enter into supplemental indenture for special purposes. Without the consent of any of the holders of Debt Securities, the Company, when authorized by resolution of its Board of Directors, and, upon receipt of an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture, is duly authorized by all necessary corporate action, constitutes the legal, valid and binding obligation of the Company and is in compliance with applicable law, the Trustee from time to time and at any time, subject to the conditions and restrictions in this Indenture contained, may enter into an indenture or indentures supplemental hereto in form satisfactory to the Trustee, which thereafter shall form a part hereof, for any one or more of the following purposes:

                  (a) to add to the covenants and agreements of the Company and the Guarantors in this Indenture contained, other covenants and agreements thereafter to be observed for the benefit of the holders of all or any series of Debt Securities (and if such covenants and agreements are to be for the benefit of less than all series of Debt Securities, stating that such covenants and agreements are expressly being included solely for the benefit of such series) or to surrender any right or power herein reserved to or conferred upon the Company or the Guarantors; or

                  (b) to cure any ambiguity or to cure, correct or supplement any defect or inconsistent provision contained in this Indenture or in any supplemental indenture; or

                  (c) to make such provisions in regard to matters or questions arising under this Indenture which may be necessary or desirable, or otherwise change this Indenture in any manner which shall not adversely affect the interests of the holders of Debt Securities of any series; or

                  (d) to evidence the succession of another corporation to the Company or any Guarantor, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company or any Guarantor pursuant to Article X and to provide for the adjustment of conversion rights pursuant to Section 13.7; or (e) to establish the form or terms of the Debt Securities of any series as permitted by Sections 2.1 and 2.2; or

                  (f) to change or eliminate any of the provisions of this Indenture, provided that, except as otherwise contemplated by Section 2.2(11), any such change or elimination shall become effective only when there is no Debt Security outstanding of any series created prior thereto which is entitled to the benefit of such provision; or

                  (g) to add or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Debt Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to provide for uncertificated Debt Securities in addition to certificated Debt Securities (so long as any "registration-required obligation" within the meaning of Section 163(f)(2) of the Code is in registered form for purposes of the Code); or

                  (h) to amend or supplement any provision contained herein, which was required to be contained herein in order for this Indenture to be qualified under the Trust Indenture Act of 1939, if the Trust Indenture Act of 1939 or regulations thereunder change what is so required to be included in qualified indentures, in any manner not inconsistent with what then may be required for such qualification; or

                  (i) to add any additional Events of Default (and if such Events of Default are to be applicable to less than all series of Debt Securities, stating that such Events of Default are expressly being included solely to be applicable to such series); or

                  (j) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Debt Securities of one or more series any property or assets; or

                  (k) to add a Guarantor; or

                  (l) to add to or change any of the provisions of this Indenture as contemplated in Section 11.7(b);

and the Company hereby covenants that it will fully perform all the requirements of any such supplemental indenture which may be in effect from time to time. Nothing in this Article XII contained shall affect or limit the right or obligation of the Company to execute and deliver to the Trustee any instrument of further assurance or other instrument which elsewhere in this Indenture it is provided shall be delivered to the Trustee.

         The Trustee shall join with the Company in the execution of any such supplemental indenture, make any further appropriate agreements and stipulations which may be therein contained and accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Any supplemental indenture authorized by the provisions of this Section
12.1 may be executed by the Company, the Guarantors and the Trustee without the consent of the holders of any of the Debt Securities at the time Outstanding, notwithstanding any of the provisions of Section 12.2.

         SECTION 12.2 Modification of Indenture with consent of holders of Debt Securities. With the consent (evidenced as provided in Section 8.1) of the holders of more than 50% in aggregate principal amount of the Debt Securities at the time Outstanding of each series affected by such supplement, the Company and the Guarantors, when authorized by a resolution of each of their respective Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provision to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of such series of the Debt Securities; provided, however, that no such supplemental indenture shall (i) extend the time or times of payment of the principal of, premium, if any, or the interest on, any series of Debt Securities, or reduce the principal amount of, premium, if any, or the rate of interest on, any series of Debt Securities (and/or such other amount or amounts as any Debt Securities or supplemental indentures with respect thereto may provide to be due and payable upon declaration of acceleration of the maturity thereof pursuant to Section 7.1) or change the currency of payment of principal of, premium, if any, or interest on, any series of Debt Securities or reduce any amount payable on redemption thereof or alter or impair the right to convert the same at the rate and upon the terms provided in the Indenture or alter or impair the right to require redemption at the option of the holder, without the consent of the holder of each Debt Security so affected, or (ii) reduce the percentage of Debt Securities of any series, the vote or consent of the holders of which is required for such modifications and alterations, without the consent of the holders of all Debt Securities then Outstanding of such series under the Indenture. Notwithstanding the foregoing, no consent of the holders of Debt Securities shall be necessary to permit the execution of supplemental indentures pursuant to Section 13.7.

         Upon the request of the Company, accompanied by a copy of a resolution of its Board of Directors certified by the Secretary or an Assistant Secretary of the Company authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of holders of Debt Securities as aforesaid, the Trustee shall join with the Company and the Guarantors, as the case may be, in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may, in its discretion, but shall not be obligated, to enter into such supplemental indenture.

         It shall not be necessary for the consent of the holders of Debt Securities under this Section 12.2 to approve the particular form of any proposed supplemental indenture, but is shall be sufficient if such consent shall approve the substance thereof.

         A supplemental indenture which changes or eliminates any provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Debt Securities, or which modifies the rights of the holders of Debt Securities of such series with respect to such provision, shall be deemed not to affect the rights under this Indenture of the holders of Debt Securities of any other series.

         SECTION 12.3 Effect of supplemental indentures. Upon the execution of any supplemental indenture pursuant to the provisions of this Article XII, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company, the Guarantors and the holders of Debt Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         The Trustee, subject to the provisions of Section 11.1, may receive an Opinion of Counsel as conclusive evidence that any such supplemental indenture complies with the provisions of this Article XII.

         SECTION 12.4 Supplemental indentures to conform to Trust Indenture Act. Any supplemental indenture executed and delivered pursuant to the provisions of this Article XII shall conform in all respects to the requirements of the Trust Indenture Act of 1939 as then in effect.

         SECTION 12.5 Notation on or exchange of Debt Securities. If an amendment, supplement or waiver changes the terms of a Debt Security of any series, the Trustee may require the holder of the Debt Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Debt Security about the changed terms and return it to the holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Debt Security of any series shall issue and the Trustee shall authenticate a new Debt Security of such series that reflects the changed terms.

                                  ARTICLE XIII

                          CONVERSION OF DEBT SECURITIES

         SECTION 13.1 Applicability of Article. Debt Securities of any series which are convertible into Capital Stock at the option of the holder of Debt Securities shall be convertible in accordance with their terms and (unless otherwise specified as contemplated by Section 2.2 for Debt Securities of any series) in accordance with this Article. Each reference in this Article XIII to "a Debt Security" or "the Debt Securities" refers to the Debt Securities of the particular series that is convertible into Capital Stock. Each reference in this Article to "Capital Stock" into which Debt Securities of any series are convertible refers to the class of Capital Stock into which the Debt Securities of such series are convertible in accordance with their terms (as specified as contemplated by Section 2.2). If more than one series of Debt Securities with conversion privileges are outstanding at any time, the provisions of this
Article XIII shall be applied separately to each such series.

         SECTION 13.2 Right of holders of Debt Securities to convert Debt Securities. Subject to and upon compliance with the terms of the Debt Securities and the provisions of Section 5.7 and this Article XIII, at the option of the holder thereof, any series of Debt Securities of any series of any authorized denomination, or any portion of the principal amount thereof which is $1,000 or any integral multiple of $1,000, may, at any time during the period specified in the Debt Securities of such series, or in case such Debt Security or portion thereof shall have been called for redemption, then in respect of such Debt Security or portion thereof until and including, but not after (unless the Company shall default in payment due upon the redemption thereof) the close of business on the date fixed for redemption except that in the case of redemption at the option of the holder of Debt Securities, if specified in the terms of such Debt Securities, such right shall terminate upon receipt of written notice of the exercise of such option, be converted into duly authorized, validly issued, fully paid and nonassessable shares of the class of Preferred Stock or Class A Common Stock, or combination thereof, as specified in such Debt Security, at the conversion rate for each $1,000 principal amount of Debt Securities (such initial conversion rate reflecting an initial conversion price specified in such Debt Security) in effect on the conversion date, or, in case an adjustment in the conversion rate has taken place pursuant to the provisions of Section 13.5, then at the applicable conversion rate as so adjusted, upon surrender of the Debt Security or Debt Securities, the principal amount of which is so to be converted, to the Company at any time during usual business hours at

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

the office or agency to be maintained by it in accordance with the provisions of
Section 4.2, accompanied by a written notice of election to convert as provided in Section 13.3 and, if so required by the Company and the Trustee, by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee duly executed by the registered holder or his attorney duly authorized in writing. All Debt Securities surrendered for conversion shall, if surrendered to the Company or any conversion agent, be delivered to the Trustee for cancellation and cancelled by it, or shall, if surrendered to the Trustee, be cancelled by it, as provided in Section 2.11.

         The initial conversion price or conversion rate in respect of a series of Debt Securities shall be as specified in the Debt Securities of such series. The conversion price or conversion rate will be subject to adjustment on the terms set forth in Section 13.5 or such other or different terms, if any, as may be specified by Section 2.2 for Debt Securities of such series. Provisions of this Indenture that apply to conversion of all of a Debt Security also apply to conversion of a portion of it.

         SECTION 13.3 Issuance of shares of Capital Stock on conversion. As promptly as practicable after the surrender, as herein provided, of any series of Debt Securities or Debt Securities for conversion, the Company shall deliver or cause to be delivered at its said office or agency to or upon the written order of the holder of the Debt Security or Debt Securities so surrendered a certificate or certificates representing the number of duly authorized, validly issued, fully paid and nonassessable shares of Capital Stock into which such Debt Security or Debt Securities may be converted in accordance with the terms thereof and the provisions of this Article XIII. Prior to delivery of such certificate or certificates, the Company shall require a written notice at its said office or agency from the holder of the Debt Security or Debt Securities so surrendered stating that the holder irrevocably elects to convert such Debt Security or Debt Securities, or, if less than the entire principal amount thereof is to be converted, stating the portion thereof to be converted. Such notice shall also state the name or names (with address and social security or other taxpayer identification number) in which said certificate or certificates are to be issued. Such conversion shall be deemed to have been made at the time that such Debt Security or Debt Securities shall have been surrendered for conversion and such notice shall have been received by the Company or the Trustee, the rights of the holder of such Debt Security or Debt Securities as a holder of Debt Securities shall cease at such time, the person or persons entitled to receive the shares of Capital Stock upon conversion of such Debt Security or Debt Securities shall be treated for all purposes as having become the record holder or holders of such shares of Capital Stock at such time and such conversion shall be at the conversion rate in effect at such time. In the case of any series of Debt Securities of any series which is converted in part only, upon such conversion, the Company shall execute and the Trustee or an Authenticating Agent shall authenticate and deliver to the holder thereof, as requested by such holder, a new Debt Security or Debt Securities of such series of authorized denominations in aggregate principal amount equal to the unconverted portion of such Debt Security.

         If the last day on which a Debt Security may be converted is not a Business Day in a place where a conversion agent is located, the Debt Security may be surrendered to that conversion agent on the next succeeding day that is a Business Day.

         The Company will not be required to deliver certificates for shares of Capital Stock upon conversion while its stock transfer books are closed for a meeting of stockholders or for the payment of dividends or for any other purpose, but certificates for shares of Capital Stock shall be delivered as soon as the stock transfer books shall again be opened.

         SECTION 13.4 No payment or adjustment for interest or dividends. Unless otherwise specified as contemplated by Section 2.2 for Debt Securities of such series, Debt Securities surrendered for conversion during the period from the close of business on any regular record date (or special record date for payment of defaulted interest) next preceding any interest payment date to the opening of business on such interest payment date (except Debt Securities called for redemption on a redemption date within such period) when surrendered for conversion must be accompanied by payment of an amount equal to the interest thereon which the registered holder is to receive on such interest payment date. Payment of interest shall be made, as of such interest payment date or such date, as the case may be, to the holder of record of the Debt Securities as of such regular, or special record date, as applicable. Except where Debt Securities surrendered for conversion must be accompanied by payment as described above, no interest on converted Debt Securities will be payable by the Company on any interest payment date subsequent to the date of conversion. No other payment or adjustment for interest or dividends is to be made upon conversion. Notwithstanding the foregoing, upon conversion of any series of Debt Securities with original issue discount, the fixed number of shares of Capital Stock into which such Debt Security is convertible delivered by the Company to the holder thereof shall be applied, first, to pay the accrued original issue discount attributable to the period from the date of issuance to the date of conversion of such Debt Security, and, second, to pay the balance of the principal amount of such Debt Security.

         SECTION 13.5 Adjustment of conversion rate. Unless otherwise specified as contemplated by Section 2.2 for Debt Securities of such series, the conversion rate for Debt Securities in effect at any time shall be subject to adjustment as follows:

                  (a) In case the Company shall (i) declare a dividend or make a distribution on the class of Capital Stock into which Debt Securities of such series are convertible in shares of its Capital Stock, (ii) subdivide the outstanding shares of the class of Capital Stock into which Debt Securities of such series are convertible into a greater number of shares, (iii) combine the outstanding shares of the class of Capital Stock into which Debt Securities of such series are convertible into a smaller number of shares, or (iv) issue by reclassification of the shares of the class of Capital Stock into which Debt Securities of such series are convertible (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation) any shares, the conversion rate for the Debt Securities of such series in effect at the time of the record date for such dividend or distribution, or the effective date of such subdivision, combination or reclassification, shall be proportionately adjusted so that the holder of any series of Debt Securities of such series surrendered for conversion after such time shall be entitled to receive the number and kind of shares which he would have owned or have been entitled to receive had such Debt Security been converted immediately prior to such time. Similar adjustments shall be made whenever any event listed above shall occur.

                  (b) In case the Company shall fix a record date for the issuance of rights or warrants to all holders of the class of Capital Stock into which Debt Securities of such series are convertible entitling them (for a period expiring within 45 days after such record date) to subscribe for or purchase shares of such class of Capital Stock (or securities convertible into shares of such class of Capital Stock) at a price per share (or, in the case of a right or warrant to purchase securities convertible into such class of Capital Stock, having a conversion price per share, after adding thereto the exercise price, computed on the basis of the maximum number of shares of such class of Capital Stock issuable upon conversion of such convertible securities, per share of such class of Capital Stock, so issuable) less than the current market price per share of such class of Capital Stock (as defined in subsection (d) below) on the date on which such issuance was declared or otherwise announced by the Company (the "Determination Date"), the number of shares of such class of Capital Stock into which each $1,000 principal amount of Debt Securities shall be convertible after such record date shall be determined by multiplying the number of shares of such class of Capital Stock into which such principal amount of Debt Securities was convertible immediately prior to such record date by a fraction, of which the numerator shall be the number of shares of such class of Capital Stock outstanding on the Determination Date plus the number of additional shares of such class of Capital Stock offered for subscription or purchase (or in the case of a right

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

         or warrant to purchase securities convertible into such class of Capital Stock, the aggregate number of additional shares of such class of Capital Stock into which the convertible securities so offered are initially convertible), and of which the denominator shall be the number of shares of such class of Capital Stock outstanding on the Determination Date plus the number of shares of such class of Capital Stock obtained by dividing the aggregate offering price of the total number of shares so offered (or, in the case of a right or warrant to purchase securities convertible into such class of Capital Stock, the aggregate initial conversion price of the convertible securities so offered, after adding thereto the aggregate exercise price of such rights or warrants computed on the basis of the maximum number of shares of such class of Capital Stock issuable upon conversion of such convertible securities) by such current market price. Shares of such class of Capital Stock of the Company owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and to the extent that shares of such class of Capital Stock are not delivered (or securities convertible into shares of such class of Capital Stock are not delivered) after the expiration of such rights or warrants (or, in the case of rights or warrants to purchase securities convertible into such class of Capital Stock once exercised, the expiration of the conversion right of such securities) the conversion rate shall be readjusted to the conversion rate which would then be in effect had the adjustments made upon the issuance of such rights or warrants (or securities convertible into shares) been made upon the basis of delivery of only the number of shares actually delivered. In the event that such rights or warrants are not so issued, the conversion rate shall again be adjusted to the conversion rate which would then be in effect if such record date had not been fixed.

                  (c) In case the Company shall fix a record date for the making of a distribution to all holders of the class of Capital Stock into which Debt Securities of such series are convertible (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of its indebtedness or assets (excluding any cash dividends paid from retained earnings and dividends payable in Capital Stock for which adjustment is made pursuant to subsection (a) above) or subscription rights or warrants (excluding subscription rights or warrants to purchase the class of Capital Stock into which Debt Securities of such series are convertible), the number of shares of such class of Capital Stock into which each $1,000 principal amount of Debt Securities of such series shall be convertible after such record date shall be determined by multiplying the number of shares of such class of Capital Stock into which such principal amount of Debt Securities was convertible immediately prior to such record date by a fraction, of which the numerator shall be the fair market value of the assets of the Company, after deducting therefrom all liabilities of the Company and all preferences (including accrued but unpaid dividends) in respect of classes of Capital Stock having a preference with respect to the assets of the Company over such class of Capital Stock (all as determined by the Board of Directors, whose determination shall be conclusive, and described in a certificate signed by any Chairmen of the Board, President or any Vice President (regardless of Vice Presidential designation) and the Chief Financial Officer or Treasurer of the Company, filed with the Trustee and each conversion agent) on such record date, and of which the denominator shall be such fair market value after deducting therefrom such liabilities and preferences, less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a statement filed with the Trustee and each conversion agent) of the assets or evidences of indebtedness, so distributed or of such subscription rights or warrants applicable, so distributed. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the conversion rate shall again be adjusted to the conversion rate which would then be in effect if such record date had not been fixed.

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

                  (d) For the purpose of any computation under subsection (b) above and Section 13.6, the current market price per share of the Capital Stock on any date as of which such price is to be computed shall mean the average of the Closing Prices for the 30 consecutive Business Days commencing 45 Business Days before such date.

                  (e) No adjustment in the conversion rate shall be required unless such adjustment would require a cumulative increase or decrease of at least 1% in such rate; provided, however, that any adjustments which by reason of this subsection (e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment, and provided, further, that adjustments shall be required and made in accordance with the provisions of this Article XIII (other than this subsection (e)) not later than such time as may be required in order to preserve the tax-free nature of a distribution for United States income tax purposes to the holders of Debt Securities or the class of Capital Stock into which such Debt Securities are convertible. All calculations under this Article XIII shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be. Anything in this Section 13.5 to the contrary notwithstanding, the Company shall be entitled to make such adjustments in the conversion rate, in addition to those required by this Section 13.5, as it in its discretion shall determine to be advisable in order that any stock dividend, subdivision of shares, distribution of rights to purchase stock or securities, or distribution of securities convertible into or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable for United States income tax purposes.

                  (f) Whenever the conversion rate is adjusted, as herein provided, the Company shall promptly file with the Trustee and with the office or agency maintained by the Company for the conversion of Debt Securities of such series pursuant to Section 4.2, a certificate of a firm of independent public accountants of recognized national standing selected by the Board of Directors (who may be the regular accountants employed by the Company) setting forth the conversion rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment and a computation thereof. Such certificate shall be conclusive evidence of the correctness of such adjustment. Neither the Trustee nor any conversion agent shall be under any duty or responsibility with respect to any such certificate or any facts or computations set forth therein, except to exhibit said certificate from time to time to any holder of Debt Securities of such series desiring to inspect the same. The Company shall promptly cause a notice setting forth the adjusted conversion rate to be mailed to the holders of Debt Securities of such series, as their names and addresses appear upon the registration books of the Company.

                  (g) In the event that at any time, as a result of shares of any other class of Capital Stock becoming issuable in exchange or substitution for or in lieu of shares of the class of Capital Stock into which such Debt Securities are convertible or as a result of an adjustment made pursuant to subsection (a) above, the holder of any series of Debt Securities of such series thereafter surrendered for conversion shall become entitled to receive any shares of the Company other than shares of the class of Capital Stock into which the Debt Securities of such series are convertible, thereafter the number of such other shares so receivable upon conversion of any series of Debt Securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the class of Capital Stock into which the Debt Securities of such series are convertible contained in subsections (a) to (f), inclusive, above, and the provisions of this Article XIII with respect to the class of Capital Stock into which the Debt Securities of such series are convertible shall apply on like terms to any such other shares.

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

                  (h) The conversion rate with respect to any Debt Securities with original issue discount, the terms of which provide for convertibility, shall not be adjusted during the term of such Original Issue Discount Securities for accrued original issue discount.

                  (i) In the event that the Debt Securities of any series are convertible into more than one class of Capital Stock, the provisions of this Section 13.5 shall apply separately to events affecting each such class.

         SECTION 13.6 No fractional shares to be issued. No fractional shares of Capital Stock shall be issued upon conversions of Debt Securities. If more than one Debt Security of any series shall be surrendered for conversion at one time by the same holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of Debt Securities of such series (or specified portions thereof to the extent permitted hereby) so surrendered. Instead of a fraction of a share of Capital Stock which would otherwise be issuable upon conversion of any series of Debt Securities or Debt Securities (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction of a share in an amount equal to the same fractional interest of the current market price (as defined in Section 13.5) per share of Capital Stock on the Business Day next preceding the day of conversion.

         SECTION 13.7 Preservation of conversion rights upon consolidation, merger, sale or conveyance. In case of any consolidation of the Company with, or merger of the Company into, any other corporation (other than a consolidation or merger in which the Company is the continuing corporation), or in the case of any sale or transfer of all or substantially all of the assets of the Company, the corporation formed by such consolidation or the corporation into which the Company shall have been merged or the corporation which shall have acquired such assets, as the case may be, shall execute and deliver to the Trustee, a supplemental indenture, subject to the provisions of Article X and XII as they relate to supplemental indentures, providing that the holder of each Debt Security then Outstanding of a series which was convertible into Capital Stock shall have the right thereafter to convert such Debt Security into the kind and amount of shares of stock and other securities and property, including amount of shares of stock and other securities and property, including cash, receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Capital Stock of the Company into which such Debt Securities might have been converted immediately prior to such consolidation, merger, sale or transfer. Such supplemental indenture shall conform to the provisions of the Trust Indenture Act of 1939 as then in effect and shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article XIII. Neither the Trustee nor any conversion agent shall be under any responsibility to determine the correctness of any provision contained in any such supplemental indenture relating either to the kind or amount of shares of stock or other securities or property receivable by holders of Debt Securities upon the conversion of their Debt Securities after any such consolidation, merger, sale or transfer, or to any adjustment to be made with respect thereto and, subject to the provisions of Section 11.1, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, an Opinion of Counsel with respect thereto. If in the case of any such consolidation, merger, sale or transfer, the stock or other securities and property receivable by a holder of the Debt Securities includes stock or other securities and property of a corporation other than the successor or purchasing corporation, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the holders of the Debt Securities as the Board of Directors shall reasonably consider necessary. The above provisions of this
Section 13.7 shall similarly apply to successive consolidations, mergers, sales or transfers.

         SECTION 13.8 Notice to holders of Debt Securities of a series prior to taking certain types of action. With respect to the Debt Securities of any series, in case:

                  (a) the Company shall authorize the issuance to all holders of the class of Capital Stock into which Debt Securities of such series are convertible of rights or warrants to subscribe for or purchase shares of its Capital Stock or of any other right;

                  (b) the Company shall authorize the distribution to all holders of the class of Capital Stock into which Debt Securities of such series are convertible of evidences of its indebtedness or assets (except for the exclusions with respect to certain dividends set forth in Section 13.5(c));

                  (c) of any subdivision, combination or reclassification of the class of Capital Stock into which Debt Securities of such series are convertible or of any consolidation or merger to which the Company is a party and for which approval by the stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

                  (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed with the Trustee and at the office or agency maintained for the purpose of conversion of Debt Securities of such series pursuant to Section 4.2, and shall cause to be mailed to the holders of Debt Securities of such series, at their last addresses as they shall appear upon the registration books of the Company, at least ten days prior to the applicable record date hereinafter specified, a notice stating (i) the date as of which the holders of such class of Capital Stock to be entitled to receive any such rights, warrants or distribution are to be determined, or (ii) the date on which any such subdivision, combination, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation, winding up or other action is expected to become effective, and the date as of which it is expected that holders of record of such class of Capital Stock shall be entitled to exchange their Capital Stock of such class for securities or other property, if any, deliverable upon such subdivision, combination, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation, winding up or other action. The failure to give the notice required by this Section 13.8 or any defect therein shall not affect the legality or validity of any distribution, right, warrant, subdivision, combination, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation, winding up or other action, or the vote upon any of the foregoing. Such notice shall also be published by and at the expense of the Company not later than the aforesaid filing date at least once in an Authorized Newspaper.

         SECTION 13.9 Covenant to reserve shares for issuance on conversion of Debt Securities. The Company covenants that at all times it will reserve and keep available out of each class of its authorized Capital Stock, free from preemptive rights, solely for the purpose of issue upon conversion of Debt Securities of any series as herein provided, such number of shares of Capital Stock of such class as shall then be issuable upon the conversion of all Outstanding Debt Securities of such series. The Company covenants that all shares of Capital Stock which shall be so issuable shall, when issued or delivered, be duly and validly issued shares of the class of authorized Capital Stock into which Debt Securities of such series are convertible, and shall be fully paid and nonassessable, free of all liens and charges and not subject to preemptive rights and that, upon conversion, the appropriate capital stock accounts of the Company will be duly credited.

         SECTION 13.10 Compliance with governmental requirements. The Company covenants that if any shares of Capital Stock required to be reserved for purposes of conversion of Debt Securities hereunder require registration or listing with or approval of any governmental authority under any Federal or State law, pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act, or any national or regional securities exchange on which such

Capital Stock is listed at the time of delivery of any shares of such Capital Stock, before such shares may be issued upon conversion, the Company will use its best efforts to cause such shares to be duly registered, listed or approved, as the case may be.

         SECTION 13.11 Payment of taxes upon certificates for shares issued upon conversion. The issuance of certificates for shares of Capital Stock upon the conversion of Debt Securities shall be made without charge to the converting holders of Debt Securities for any tax (including, without limitation, all documentary and stamp taxes) in respect of the issuance and delivery of such certificates, and such certificates shall be issued in the respective names of, or in such names as may be directed by, the holders of the Debt Securities converted; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the holder of the Debt Security converted, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         SECTION 13.12 Trustee's duties with respect to conversion provisions. The Trustee and any conversion agent shall not at any time be under any duty or responsibility to any holder of Debt Securities to determine whether any facts exist which may require any adjustment of the conversion rate, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor any conversion agent shall be accountable with respect to the registration under securities laws, listing, validity or value (or the kind or amount) of any shares of Capital Stock, or of any other securities or property, which may at any time be issued or delivered upon the conversion of any series of Debt Securities; and neither the Trustee nor any conversion agent makes any representation with respect thereto. Neither the Trustee nor any conversion agent shall be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of stock or stock certificates or other securities or property upon the surrender of any series of Debt Securities for the purpose of conversion; and the Trustee, subject to the provisions of Section 11.1, and any conversion agent shall not be responsible for any failure of the Company to comply with any of the covenants of the Company contained in this Article XIII.

                                  ARTICLE XIV

                                   GUARANTEES

         SECTION 14.1 Guarantee. If any of the Guarantors guarantee any series of Debt Securities, such series of Debt Securities shall be guaranteed, jointly and severally, by each Guarantor. Subject to the provisions of this Article XIV and the terms of a Debt Security of any series, each Guarantor hereby irrevocably and unconditionally guarantees, jointly and severally, to each holder of Debt Securities and the Trustee, on behalf of the holders of Debt Securities, (a) the due and punctual payment of the principal of, premium if any, and interest on each Debt Security, when and as the same shall become due and payable, whether at stated maturity, acceleration, or otherwise, the due and punctual payment of interest on the overdue principal of and interest, if any, on the Debt Securities, to the extent lawful, and the due and punctual performance of all other obligations of the Company to the holders of Debt Securities or the Trustee all in accordance with the terms of such Debt Security and this Indenture provided that this Guarantee shall not be applicable to, or guarantee the Company's obligation with respect to the conversion of Debt Securities into Preferred Stock or Class A Common Stock if applicable to the Debt Securities of such series, and (b) in the case of any extension of time of payment or renewal of any Debt Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, at stated maturity, by declaration of acceleration or otherwise (the obligations in subsections (a) and (b) hereof being the "Guaranteed Obligations"). Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Company to the holders of Debt Securities, or the Trustee under the Debt Securities and this Indenture but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company. The Guarantors hereby agree that their obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of any such Debt Security or this Indenture, any failure to enforce the provisions of any such Debt Security or this Indenture, any waiver, modification or indulgence granted to the Company with respect thereto, by any Guaranteed Party or any other circumstances which may otherwise constitute a legal or equitable discharge or defense of the Company or a surety or guarantor. The Guarantors hereby waive diligence, presentment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, the benefit of discussion, protest or notice with respect to any such Debt Security or the indebtedness evidenced thereby and all demands whatsoever (except as specified above), and covenant that this Guarantee will not be discharged as to any such Debt Security except by payment in full of the Guaranteed Obligations, pursuant to Article X, or upon conversion of such Debt Security in accordance with Article XIII. Each Guarantor further agrees that, as between such Guarantor and the Guaranteed Parties, (x) the maturity of Guaranteed Obligations may be accelerated as provided in Article VII for the purpose of the Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guaranteed Obligations, and (y) in the event of any declaration of acceleration of such Guaranteed Obligations as provided in
Article VII, such Guaranteed Obligations (whether or not due and payable) shall forthwith become due and payable by each Guarantor for the purpose of this Guarantee. In addition, without limiting the foregoing provisions, upon the effectiveness of an acceleration under Article VII, the Trustee shall promptly make a demand for payment on the Debt Securities under each Guarantee provided for in this Article XIV and not discharged.

         Each Guarantor hereby irrevocably waives any claim or other rights that it may now or hereafter acquire against the Company that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under this Indenture, or any other document or instrument including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy of the Guaranteed Parties against the Company, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Guaranteed Obligations shall not have been paid in full, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Guaranteed Parties, and shall forthwith be paid to the Trustee. Each Guarantor acknowledges that it will receive direct and indirect benefits from the issuance of the Debt Securities and that the waiver set forth in this
Section is knowingly made in contemplation of such benefits.

         SECTION 14.2 Obligations of the Guarantors Unconditional. Nothing contained in this Article XIV elsewhere in this Indenture or in any series of Debt Securities or in the Guarantee is intended to or shall impair, as between the Guarantors and the holders of Debt Securities, the obligations of the Guarantors, which obligations are independent of the obligations of the Company under the Debt Securities and this Indenture and are absolute and unconditional, to pay to the holders of Debt Securities the Guaranteed Obligations as and when the same shall become due and payable in accordance with the provisions of this Guarantee and this Indenture, nor shall anything herein or therein prevent the Trustee or any holder of Debt Securities from exercising all remedies otherwise permitted by applicable law upon an Event of Default under this Indenture. Each payment to be made by any Guarantor hereunder in respect of the Guaranteed

Obligations shall be payable in the currency or currencies in which such Guaranteed Obligations are denominated.

         SECTION 14.3 Execution of Guarantee. To evidence its obligations under this Article XIV, each Guarantor hereby agrees to execute a guarantee in a form set forth in the supplemental indenture for such series of Debt Securities, to be endorsed on each Debt Security authenticated and delivered by the Trustee and that this Indenture shall be executed on behalf of the Guarantors by their respective Presidents or Vice Presidents (regardless of Vice Presidential designation), under their corporate seals reproduced thereon attested by their respective Secretaries or Assistant Secretaries. The signature of any of these officers on the Debt Securities may be manual or facsimile. Each Guarantor hereby agrees that its Guarantee set forth in this Article XIV shall remain in full force and effect notwithstanding any failure to endorse such Guarantee on any series of Debt Securities.

         If an officer whose signature is on this Indenture no longer holds that office at the time the Trustee authenticates a Debt Security on which this Guarantee is endorsed, the Guarantee shall be valid nevertheless.

         SECTION 14.4 Withholding. All payments made by a Guarantor with respect to the Guarantees will be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of any country (other than the United States) or any political subdivision thereof or any authority therein or thereof, having power to tax, unless the withholding or deduction of such taxes, duties, assessments or governmental charges is then required by law. In the event that any country (other than the United States) or any political subdivision thereof or any authority therein or thereof, imposes any such withholding or deduction on (a) any payments made by a Guarantor with respect to the Guarantees or (b) any net proceeds on the sale to or exchange with any Guarantor of the Debt Securities, such Guarantor will pay such additional amounts (the "Additional Amounts") as may be necessary in order that the net amounts received in respect of such payments or sale or exchange by the holders of the Debt Securities or the Trustee, as the case may be, after such withholding or deduction shall equal the respective amounts that would have been received in respect of such payments or sale or exchange in the absence of such withholding or deduction; except that no such Additional Amounts shall be payable with respect to any series of Debt Securities held by or on behalf of a holder who is liable for such taxes, duties, assessments or governmental charges in respect of such Debt Security by reason of his being a citizen or resident of, or carrying on a business in, the country of residence of any Guarantor. Notwithstanding the foregoing, a Guarantor making a payment on the Debt Securities pursuant to the Guarantee shall not be required to pay any Additional Amounts if (x) the beneficial holder of a Debt Security receives by certified mail (evidenced by a return receipt signed by such beneficial holder) (i) written notice from such Guarantor no less than 60 days in advance of making such payment and (ii) the appropriate forms or instructions necessary to enable such beneficial holder to certify or document the availability of an exemption from, or reduction of, the withholding or deduction of such taxes under applicable law, which such instructions shall clearly specify that Additional Amounts hereunder may not be paid if such forms are not completed by such beneficial holder, and (y) the Guarantor that would otherwise have to pay such Additional Amounts establishes to the satisfaction of the Trustee that the obligation to pay such Additional Amounts would not have arisen but for the failure of such beneficial holder to (i) duly complete such forms as were actually received by such beneficial holder or respond to such instructions and
(ii) provide to such Guarantor such duly completed forms or responses to instructions. Without prejudice to the survival of any of the agreements of the Guarantors hereunder, the agreements and obligations of the Guarantors contained in this Section 14.4 shall survive the payment in full of the Guaranteed Obligations and all other amounts payable under this Guarantee.

         SECTION 14.5 Limitation of Guarantee. The Company and each holder of a Debt Security by his or her acceptance thereof, hereby confirm that it is the intention of all such parties that any Guarantee of the Guaranteed Obligations executed by a Guarantor pursuant to this Indenture and the terms of a supplemental indenture for any series of Debt Securities not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Law, the Uniform Fraudulent Conveyance Act or any similar federal or state law. To effectuate the foregoing intention, the holders of Debt Securities hereby irrevocably agree that (i) in the event that any such Guarantee would constitute or result in a violation of any applicable fraudulent conveyance or similar law of any relevant jurisdiction, the liability of the Guarantor under such Guarantee shall be reduced to the maximum amount, after giving effect to all other contingent and fixed liabilities of such Guarantor, permissible under the applicable fraudulent conveyance or similar law and (ii) with respect to the liability of Canandaigua B.V. only, the liability of Canandaigua B.V. under its Guarantee shall not exceed the net intrinsic value of Canandaigua B.V. without leaving the other creditors of Canandaigua B.V. unpaid.

         SECTION 14.6 Release of Guarantee.

                  (a) Concurrently with the payment in full of all of the Guaranteed Obligations, the Guarantors shall be released from and relieved of their obligations under this Article XIV. Upon the delivery by the Company to the Trustee of an Officers' Certificate and, if requested by the Trustee, an Opinion of Counsel to the effect that the transaction giving rise to the release of such obligations was made by the Company in accordance with the provisions of this Indenture and the Debt Securities, the Trustee shall execute any documents reasonably required in order to evidence the release of the Guarantors from their obligations. If any of the Guaranteed Obligations are revived and reinstated after the termination of this Guarantee, then all of the obligations of the Guarantors under this Guarantee shall be revived and reinstated as if this Guarantee had not been terminated until such time as the Guaranteed Obligations are paid in full, and the Guarantors shall enter into an amendment to this Guarantee, reasonably satisfactory to the Trustee, evidencing such revival and reinstatement.

                  (b) Upon the sale or disposition of all the Capital Stock of a Guarantor (by merger or otherwise) to a Person other than the Company or any other Guarantor and which sale or disposition is otherwise in compliance with the terms of this Indenture, such Guarantor shall be deemed released from all obligations under this Article XIV; provided, however, that any such termination upon such sale or disposition shall occur if and only to the extent that all obligations of such Guarantor under all of its guarantees of, and under all of its pledges of assets or other security interests which secure, indebtedness of the Company or any other Guarantor shall also terminate upon such sale or disposition. Upon the delivery by the Company to the Trustee of an Officers' Certificate and, if requested by the Trustee, an Opinion of Counsel to the effect that the transaction giving rise to the release of such obligations was made in accordance with the provisions of this Indenture and the Debt Securities, the Trustee shall execute any documents reasonably required in order to evidence the release of such Guarantor from its obligations. Any Guarantor not so released remains liable for the full amount of principal of and interest on the Debt Securities as provided in this Article XIV.

                  (c) With respect to any series of Debt Securities, upon conversion of such Debt Security in accordance with the provisions of
         Article XIII, the Guarantors shall be released from and relieved of their obligations with respect to such Debt Security under this Article
         XIV. Upon such conversion, if so requested by a Guarantor, the Trustee shall execute any documents reasonably required in order to evidence the release of the Guarantors from their obligations. If any of the Guaranteed Obligations are revived and reinstated after the termination of this Guarantee, then all of the obligations of the Guarantors under this Guarantee shall be revived and reinstated as if this Guarantee had not been terminated until such time as the Guaranteed Obligations are paid in full, and the Guarantors shall enter into an amendment to this Guarantee, reasonably satisfactory to the Trustee, evidencing such revival and reinstatement.







                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                          CONSTELLATION BRANDS, INC.


                                          By:
                                               ---------------------------------
                                                Name:
                                                Title:



Attest:
         ------------------------------
         Name:
         Title:



                                          BARTON INCORPORATED


                                          By:
                                               ---------------------------------
                                                Name:
                                                Title:


Attest:
         ------------------------------
         Name:
         Title:




                                          BARTON BRANDS, LTD.


                                          By:
                                               ---------------------------------
                                                Name:
                                                Title:


Attest:
         ------------------------------
         Name:
         Title:

                                          BARTON BEERS, LTD.


                                          By:
                                               ---------------------------------
                                                Name:
                                                Title:


Attest:
         ------------------------------
         Name:
         Title:


                                          BARTON BRANDS OF CALIFORNIA, INC.


                                          By:
                                               ---------------------------------
                                                Name:
                                                Title:


Attest:
         ------------------------------
         Name:
         Title:


                                          BARTON BRANDS OF GEORGIA, INC.


                                          By:
                                               ---------------------------------
                                                Name:
                                                Title:


Attest:
         ------------------------------
         Name:
         Title:

                                          BARTON DISTILLERS IMPORT CORP.


                                          By:
                                               ---------------------------------
                                                Name:
                                                Title:


Attest:
         ------------------------------
         Name:
         Title:


                                          BARTON FINANCIAL CORPORATION


                                          By:
                                               ---------------------------------
                                                Name:
                                                Title:


Attest:
         ------------------------------
         Name:
         Title:


                                          BARTON CANADA, LTD.


                                          By:
                                               ---------------------------------
                                                Name:
                                                Title:


Attest:
         ------------------------------
         Name:
         Title:


                                          BARTON BEERS OF WISCONSIN, LTD.


                                          By:
                                               ---------------------------------
                                                Name:
                                                Title:


Attest:
         ------------------------------
         Name:
         Title:

                                          MONARCH IMPORT COMPANY


                                          By:
                                               ---------------------------------
                                                Name:
                                                Title:


Attest:
         ------------------------------
         Name:
         Title:


                                          CANANDAIGUA WINE COMPANY, INC.


                                          By:
                                               ---------------------------------
                                                Name:
                                                Title:


Attest:
         ------------------------------
         Name:
         Title:


                                          CONSTELLATION INTERNATIONAL HOLDINGS
                                          LIMITED


                                          By:
                                               ---------------------------------
                                                Name:
                                                Title:


Attest:
         ------------------------------
         Name:
         Title:


                                          CANANDAIGUA LIMITED


                                          By:
                                               ---------------------------------
                                                Name:
                                                Title:


Attest:
         ------------------------------
         Name:
         Title:

                                          CANANDAIGUA B.V.


                                          By:
                                               ---------------------------------
                                                Name:
                                                Title:


Attest:
         ------------------------------
         Name:
         Title:

                                          CBI AUSTRALIA HOLDINGS PTY LIMITED


                                          By:
                                               ---------------------------------
                                                Name:
                                                Title:

Attest:
         ------------------------------
         Name:
         Title:

                                          By:
                                               ---------------------------------
                                                Name:
                                                Title:

Attest:
         ------------------------------
         Name:
         Title:


                                          CONSTELLATION AUSTRALIA PTY LIMITED


                                          By:
                                               ---------------------------------
                                                Name:
                                                Title:

Attest:
         ------------------------------
         Name:
         Title:

                                          By:
                                               ---------------------------------
                                                Name:
                                                Title:

Attest:
         ------------------------------
         Name:
         Title:

                                          FRANCISCAN VINEYARDS, INC.


                                          By:
                                               ---------------------------------
                                                Name:
                                                Title:


Attest:
         ------------------------------
         Name:
         Title:

                                          ALLBERRY, INC.


                                          By:
                                               ---------------------------------
                                                Name:
                                                Title:


Attest:
         ------------------------------
         Name:
         Title:

                                          CLOUD PEAK CORPORATION


                                          By:
                                               ---------------------------------
                                                Name:
                                                Title:


Attest:
         ------------------------------
         Name:
         Title:


                                          M.J. LEWIS CORP.


                                          By:
                                               ---------------------------------
                                                Name:
                                                Title:


Attest:
         ------------------------------
         Name:
         Title:

                                          MT. VEEDER CORPORATION


                                          By:
                                               ---------------------------------
                                                Name:
                                                Title:


Attest:
         ------------------------------
         Name:
         Title:


                                          ROBERTS TRADING CORP.


                                          By:
                                               ---------------------------------
                                                Name:
                                                Title:


Attest:
         ------------------------------
         Name:
         Title:


                                          BNY MIDWEST TRUST COMPANY, as
                                          Trustee


                                          By:
                                               ---------------------------------
                                                Name:
                                                Title:


Attest:
         ------------------------------
         Name:
         Title:

STATE OF NEW YORK                           )
                                            )  ss.:
COUNTY OF _______________                   )


         On the ____ day of ________________, ____, before me personally came _____________________________ , to me known, who, being by me duly sworn, did depose and say that he resides at _____________________________________, that he is _________________________ of CONSTELLATION BRANDS, INC., a Delaware corporation, the corporation described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



[NOTARIAL SEAL]


                                       -----------------------------------------







STATE OF _________________                  )
                                            )  ss.:
COUNTY OF _______________                   )


         On the ____ day of ________________, _____, before me personally came ___________________________ , to me known, who, being by me duly sworn, did depose and say that he resides at ___________________________________, that he is ______________________________ of BARTON INCORPORATED, a Delaware corporation, the corporation described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



[NOTARIAL SEAL]

                                       -----------------------------------------

STATE OF _________________                  )
                                            )  ss.:
COUNTY OF _______________                   )


         On the _____ day of ______________, ____, before me personally came ____________________, to me known, who, being by me duly sworn, did depose and say that he resides at __________________________________, that he is
_______________________________ of BARTON BRANDS, LTD., a Delaware corporation, the corporation described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



[NOTARIAL SEAL]

                                       -----------------------------------------









STATE OF _________________                  )
                                            )  ss.:
COUNTY OF _______________                   )


         On the ____ day of ____________, ____, before me personally came ____________________ , to me known, who, being by me duly sworn, did depose and say that he resides at _______________________________________, that he is
_________________________________ of BARTON BEERS, LTD., a Maryland corporation, the corporation described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



[NOTARIAL SEAL]

                                       -----------------------------------------

STATE OF _________________                  )
                                            )  ss.:
COUNTY OF _______________                   )


         On the _____ day of ________________, ____, before me personally came ________________________ , to me known, who, being by me duly sworn, did depose and say that he resides at __________________________, that he is _________________________________ of BARTON BRANDS OF CALIFORNIA, INC., a
Connecticut corporation, the corporation described in and which executed the above instrument; that he or she knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



[NOTARIAL SEAL]

                                       -----------------------------------------









STATE OF _________________                  )
                                            )  ss.:
COUNTY OF _______________                   )


         On the ____ day of ______________, ____, before me personally came ____________________, to me known, who, being by me duly sworn, did depose and say that he resides at ___________________________________, that he is
_________________________________ of BARTON BRANDS OF GEORGIA, INC., a Georgia
corporation, the corporation described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



[NOTARIAL SEAL]

                                       -----------------------------------------

STATE OF _________________                  )
                                            )  ss.:
COUNTY OF _______________                   )


         On the _____ day of ________________, ____, before me personally came ____________________ , to me known, who, being by me duly sworn, did depose and say that he resides at _____________________________________, that he is
_________________________________ of BARTON DISTILLERS IMPORT CORP., a New York corporation, the corporation described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



[NOTARIAL SEAL]

                                       -----------------------------------------












STATE OF _________________                  )
                                            )  ss.:
COUNTY OF _______________                   )


         On the ____ day of ______________, ____, before me personally came _______________________, to me known, who, being by me duly sworn, did depose and say that he resides at _____________________________________, that he is
_____________________________ of BARTON CANADA, LTD., an Illinois corporation, the corporation described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



[NOTARIAL SEAL]

                                       -----------------------------------------

STATE OF _________________                  )
                                            )  ss.:
COUNTY OF _______________                   )


         On the _____ day of ________________, ____, before me personally came ____________________ , to me known, who, being by me duly sworn, did depose and say that he resides at ______________________________, that he is
_________________________________ of BARTON BEERS OF WISCONSIN, LTD., a
Wisconsin corporation, the corporation described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



[NOTARIAL SEAL]

                                       -----------------------------------------







STATE OF _________________                  )
                                            )  ss.:
COUNTY OF _______________                   )


         On the ____ day of ____________, ____, before me personally came ____________________ , to me known, who, being by me duly sworn, did depose and say that he resides at _______________________________________, that he is
_________________________________ of BARTON FINANCIAL CORPORATION, a Delaware corporation, the corporation described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



[NOTARIAL SEAL]

                                       -----------------------------------------

STATE OF _________________                  )
                                            )  ss.:
COUNTY OF _______________                   )


         On the _____ day of ________________, ____, before me personally came ____________________ , to me known, who, being by me duly sworn, did depose and say that he resides at _________________________, that he is _________________________________ of MONARCH IMPORT COMPANY, an Illinois
corporation, the corporation described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



[NOTARIAL SEAL]

                                       -----------------------------------------









STATE OF _________________                  )
                                            )  ss.:
COUNTY OF _______________                   )


         On the _____ day of ________________, ____, before me personally came ____________________ , to me known, who, being by me duly sworn, did depose and say that he resides at ____________________________________, that he is
____________________________________ of CANANDAIGUA WINE COMPANY, INC., a New
York corporation, the corporation described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



[NOTARIAL SEAL]

                                       -----------------------------------------

STATE OF _________________                  )
                                            )  ss.:
COUNTY OF _______________                   )


         On the _____ day of ________________, ____, before me personally came ____________________ , to me known, who, being by me duly sworn, did depose and say that he resides at ________________________________________, that he is
________________________________ of CONSTELLATION INTERNATIONAL HOLDINGS LIMITED, a New York corporation, the corporation described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



[NOTARIAL SEAL]

                                       -----------------------------------------






STATE OF _________________                  )
                                            )  ss.:
COUNTY OF _______________                   )


         On the ____ day of _______________, ____, before me personally came ____________________ , to me known, who, being by me duly sworn, did depose and say that he resides at _____________________________________, that he is
_________________________________ of CANANDAIGUA LIMITED, a company organized under the laws of England and Wales, the company described in and which executed the above instrument; that he knows the corporate seal of said company; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said company; and that he signed his name thereto by like authority.



[NOTARIAL SEAL]

                                       -----------------------------------------

STATE OF _________________                  )
                                            )  ss.:
COUNTY OF _______________                   )


         On the _____ day of ________________, ____, before me personally came ____________________ , to me known, who, being by me duly sworn, did depose and say that he resides at ____________________________________________, that he is
______________________________ of CANANDAIGUA B.V., a company organized under the laws of The Netherlands, the corporation described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



[NOTARIAL SEAL]

                                       -----------------------------------------








STATE OF _________________                  )
                                            )  ss.:
COUNTY OF _______________                   )


         On the _____ day of ________________, ____, before me personally came ____________________ , to me known, who, being by me duly sworn, did depose and say that he resides at ____________________________________________, that he is
______________________________ of CBI AUSTRALIA HOLDINGS PTY LIMITED, a company organized under the laws of Australia, the corporation described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



[NOTARIAL SEAL]

                                       -----------------------------------------

STATE OF _________________                  )
                                            )  ss.:
COUNTY OF _______________                   )


         On the _____ day of ________________, ____, before me personally came ____________________, to me known, who, being by me duly sworn, did depose and say that he resides at ______________________________________, that he is
_________________________________ of CBI AUSTRALIA HOLDINGS PTY LIMITED, a
company organized under the laws of Australia, the corporation described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



[NOTARIAL SEAL]

                                       -----------------------------------------






STATE OF _________________                  )
                                            )  ss.:
COUNTY OF _______________                   )


         On the _____ day of ________________, ____, before me personally came ____________________ , to me known, who, being by me duly sworn, did depose and say that he resides at _________________________________________, that he is
_______________________________ of CONSTELLATION AUSTRALIA PTY LIMITED, a company organized under the laws of Australia, the corporation described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



[NOTARIAL SEAL]

                                       -----------------------------------------

STATE OF _________________                  )
                                            )  ss.:
COUNTY OF _______________                   )


         On the _____ day of ________________, ____, before me personally came ____________________, to me known, who, being by me duly sworn, did depose and say that he resides at ______________________________________, that he is
_________________________________ of CONSTELLATION AUSTRALIA PTY LIMITED, a company organized under the laws of Australia, the corporation described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



[NOTARIAL SEAL]

                                       -----------------------------------------








STATE OF _________________                  )
                                            )  ss.:
COUNTY OF _______________                   )


         On the _____ day of ________________, ____, before me personally came ____________________ , to me known, who, being by me duly sworn, did depose and say that he resides at ___________________________________, that he is
___________________________________ of FRANCISCAN VINEYARDS, INC., a Delaware
corporation, the corporation described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



[NOTARIAL SEAL]

                                       -----------------------------------------

STATE OF _________________                  )
                                            )  ss.:
COUNTY OF _______________                   )


         On the _____ day of ________________, ____, before me personally came ____________________ , to me known, who, being by me duly sworn, did depose and say that he resides at ___________________________________________, that he is
_____________________________ of ALLBERRY, INC., a California corporation, the corporation described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



[NOTARIAL SEAL]

                                       -----------------------------------------




STATE OF _________________                  )
                                            )  ss.:
COUNTY OF _______________                   )


         On the _____ day of ________________, ____, before me personally came ____________________ , to me known, who, being by me duly sworn, did depose and say that he resides at __________________________________________, that he is
_______________________________ of CLOUD PEAK CORPORATION, a California corporation, the corporation described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



[NOTARIAL SEAL]

                                       -----------------------------------------

STATE OF _________________                  )
                                            )  ss.:
COUNTY OF _______________                   )


         On the _____ day of ________________, ____, before me personally came ____________________ , to me known, who, being by me duly sworn, did depose and say that he resides at ____________________________________________, that he is
______________________________ of M.J. LEWIS CORP., a California corporation, the corporation described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



[NOTARIAL SEAL]

                                       -----------------------------------------



STATE OF _________________                  )
                                            )  ss.:
COUNTY OF _______________                   )


         On the _____ day of ________________, ____, before me personally came ____________________ , to me known, who, being by me duly sworn, did depose and say that he resides at _____________________________________, that he is
_________________________________ of MT. VEEDER CORPORATION, a California
corporation, the corporation described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



[NOTARIAL SEAL]

                                       -----------------------------------------

STATE OF _________________                  )
                                            )  ss.:
COUNTY OF _______________                   )


         On the ____ day of ____________, ____, before me personally came _______________________, to me known, who, being by me duly sworn, did depose and say that he resides at ___________________________ that he is _________________________________ of ROBERTS TRADING CORP., a New York
corporation, the corporation described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



[NOTARIAL SEAL]

                                       -----------------------------------------




STATE OF                                    )
                                            )  ss.:
COUNTY OF _______________                   )


         On the _____ day of ________________, ____, before me personally came _______________________, to me known, who, being by me duly sworn, did depose and say that he or she resides at _____________________________________, that he or she is ______________________ of BNY MIDWEST TRUST COMPANY, a ________________________ banking corporation described in and which executed the above instrument; that he or she knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he or she signed his or her name thereto by like authority.



[NOTARIAL SEAL]

                                       -----------------------------------------